                                    JUNE 30, 1998

                            ANNUAL REPORT TO SHAREHOLDERS

                                          OF

                                     FIRST FUNDS

                       DISCIPLINE, CONSISTENCY, PATIENCE -SM-














                                       [PHOTO]




                                       [LOGO]

LETTER FROM THE PRESIDENT

Dear Shareholder:

     We hope that you enjoy reading the First Funds Annual Report for the year ending June 30, 1998. This report contains a comprehensive group of financial statements for each Portfolio including the holdings of each Portfolio at the end of the period. The commentaries at the beginning of this report review the markets over the past year and illustrate how the mutual funds performed. The Portfolio Managers also explain their current investment strategy and outlook for the future. We feel that this insight can be valuable to both shareholders and prospective shareholders who want to learn more about First Funds.

     We have made great strides in diversifying the First Funds Family of Mutual
Funds.  Two new Portfolios were added over the past year.   Last fall we
commenced operations of the Capital Appreciation Portfolio, whose objective is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium and smaller capitalization companies
(generally those with market capitalizations less than $5 billion).   The
Portfolio contrasts nicely with the Growth & Income Portfolio, which tends to invest in larger company stocks. Smaller company stocks have historically offered greater reward than large company stocks in exchange for greater volatility (risk).

     In the fixed income category, the Intermediate Bond Portfolio was added in March, offering investors monthly income, generally less volatility (risk) compared to a portfolio of longer-term bonds, and potential for capital appreciation. The Portfolio seeks high current income consistent with preservation of capital. This complements our Bond Portfolio, which holds longer-term bonds that tend to offer higher yields, yet are generally more volatile than shorter-term bonds.

     With five Portfolios to choose from in addition to the Money Market Portfolios, First Funds now goes even further in providing you with the investment tools necessary to meet your personal goals. In addition to a variety of portfolios, our commitment is to achieve long-term success through a disciplined and consistent approach to investing. As financial markets rise, we expect to participate. When financial markets retreat, we believe discipline and consistency benefit investors by providing them with the means to stay the course over the long term. With experience in a number of good and bad market cycles, First Funds' team of investment professionals has developed an investment approach that fully encompasses this principle. Our tagline, "Discipline, Consistency, Patience", exhibits our commitment to this belief.

     Feel free to offer us your comments on how First Funds is doing. You can call us toll free at 1-800-442-1941, write us at 370 17th Street, Suite 3100, Denver, Colorado 80202, or visit our web site at www.firstfunds.com.

Thank you for choosing the First Funds Family of Mutual Funds to help you reach your financial goals.

Sincerely,



/s/ Richard C. Rantzow

Richard C. Rantzow
President


-------------------------------------------------------------------------------
FIRST FUNDS

-    Are NOT insured by the FDIC or any other governmental agency.
- Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.
- Involve investment risks, including the possible loss of the principal amount invested.
-------------------------------------------------------------------------------

FIRST FUNDS GROWTH & INCOME PORTFOLIO

[PHOTO]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

Mr. Goldstein is Director and President of Highland Capital Management Corp., sub-adviser to the Portfolio. A 1971 graduate of Boston University, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Co. in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been portfolio manager for the Portfolio since July 1994.

Mr. Thompson is Senior Vice President with Highland Capital Management Corp. and a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina at Chapel Hill in 1986. With ten years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.

YEAR IN REVIEW

PERFORMANCE

For the year ended June 30, 1998, the First Funds Growth & Income Portfolio, Class I, II and III, returned 32.55%, 24.57%, and 31.16% respectively, net of fees and sales charges, versus 30.16% for the S&P 500.

MARKET REVIEW

While the market was good to investors over the preceding 12 months, it also provided some excitement. The latter half of 1997 saw the market shrugging off earlier worries over inflation, but increased volatility meant investors had to work for each quarters' gains. The first quarter of 1998 was by far the strongest of the period, with the S&P 500 charging ahead 13.9%. The second calendar quarter, however, found investors in a distinctly more cautious mood.

Throughout the period, a limited number of themes dominated the market. Foremost on everyone's mind was inflation. Unemployment remains well below the

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.


[GRAPH]


PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS II) AND THE S&P 500.


[GRAPH]


PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 20, 1995. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 5.75% AND $9,425 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


level economists have long warned is unsustainable, and consumers are confident and spending money freely. Traditionally, both served as signs of impending inflation, yet it remains subdued. Why? One answer is that neither labor nor producers currently have much pricing power. "U.S. capacity" has been replaced with global capacity, and there's simply too much of it at present. However, the increase in mergers and acquisitions in the U.S. and Europe provides evidence that industries are themselves tackling the issue.

Also of note is the outperformance of the so-called "nifty fifty." Reminiscent of the late 1960's, a relatively small number of dominant industry players have been commanding the lion's share of investors' attention. Contributing factors include the popularity of "indexing," resulting in a fairly steady demand for upper-tier stocks; global mergers and acquisitions activity, played by--and benefiting--many of these industry giants; and the Asian "flight to quality."

Global economic interdependence is no longer just a theory. While the U.S. economy currently is benefiting from low inflation, the first government budget surplus in three decades, and a healthy consumer base, its companies are beginning to show symptoms of the Asian Flu. Corporate earnings are affected as Asian customers can no longer afford U.S. goods. Profits are impacted further as low-priced Asian goods force U.S. companies to cut prices in their own backyard. Clearly, interdependence can be a double-edged sword.


[CHART]



GROWTH & INCOME PORTFOLIO
ASSET TYPE PROFILE AS OF JUNE 30, 1998
BASIC MATERIALS                    2.5%
CAPITAL GOODS                      5.2%
COMMUNICATION SERVICES            14.4%
CONSUMER CYCLICALS                 7.1%
CONSUMER STAPLES                  11.0%
ENERGY                             8.3%
FINANCE & INSURANCE               18.2%
HEALTH CARE                       16.0%
TECHNOLOGY                        13.9%
SHORT-TERM INVESTMENTS             3.4%


PORTFOLIO UPDATE

Communication, financial, and health care stocks were overweighted sectors within the Portfolio in the last year, an allocation that was beneficial to our performance. Pharmaceuticals such as Schering Plough Corp. and Merck & Co., Inc. performed well due to strong unit volume growth, minimal price increases, and new products introduced into the marketplace. Communications stocks also rose as consolidation continued in that industry. Airtouch Communications, Inc., a wireless provider, gained 40% in 1998 alone.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS III) AND THE S&P 500.


[GRAPH]


PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 9, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

Aside from stock picks and sector allocation, we had a low level of turnover in the past year and expect that trend to continue.

CURRENT STRATEGY AND OUTLOOK

We still favor the financial and health care sectors. Financial stocks should continue to do well in the current low inflation and low interest rate environment. We expect the bank stocks we own to generate earnings growth of 10% or better, easily beating the 4 - 6% growth rate that we see for the overall
market.   We also believe pharmaceutical stocks should continue to do well, with strong earnings from new drug introductions and solid unit volume growth. We are still underweighted in cyclical areas of the market due to our belief that the economy is beginning to slow. Energy has been another weak sector of the market so far this year, as oil prices have collapsed. However, we expect them to strengthen as the year progresses, and expect a rebound in energy stocks by late in the fourth quarter of this year.

Overall, Asia remains the focus of U.S. markets. Their troubles provide a damper for inflation and a drag on U.S. earnings growth. If the Japanese experience is any guide, the situation is likely to limp along for some time. Beyond that, mergers and acquisition activity in key industries will continue to provide some excitement at times, as well as improve the current level of global capacity. In general, we believe that earnings will continue to grow, albeit at a slower pace. With the market continuing to sell at approximately 24x 1998 earnings, a dramatic slowdown in earnings growth could present problems for the market.


GROWTH & INCOME PORTFOLIO

                               Cumulative       Average Annual
                              Total Return*      Total Return*

                                  SINCE       1 YEAR       SINCE
                                INCEPTION                INCEPTION
------------------------------------------------------------------
CLASS I                         181.37%       32.55%       23.38%
CLASS II                        163.36%       24.57%       21.74%
CLASS III                       166.93%       31.16%       22.07%
S&P 500                         183.56%       30.16%       23.61%

* TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT, AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 9, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO DECEMBER 9, 1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO

[PHOTO]


CAPITAL APPRECIATION PORTFOLIO MANAGER
MARTIN J. CALIHAN, MBA, CFA

Martin J. Calihan is Vice President with Investment Advisers, Inc. (IAI) in Minneapolis, Minnesota, co-adviser to the Portfolio. Marty received his bachelor's degree from Amherst College in 1986, and earned his MBA in 1990 from Dartmouth College where he was a Tuck Scholar. A Chartered Financial Analyst, Marty's investment career began in 1986 as Research Analyst for Aetna Life & Casualty. In 1990, he became Equity Research Analyst for State Street Research & Management Co., then moved to Morgan Stanley in 1991 where he researched and analyzed emerging growth stocks. Marty joined IAI in 1992, and has served as Portfolio Manager of the Capital Appreciation Portfolio since its inception in 1997.


YEAR IN REVIEW

PERFORMANCE

The Capital Appreciation Portfolio Class I shares started operations on September 2, 1997, and returned 7.40% since inception. This performance compares quite favorably to a return of 4.13% on the Russell 2500 Growth Index, the Fund's primary benchmark. However, larger capitalization stocks continued to outpace smaller issues as evidenced by the gain of 27.66% in the S&P 500 Index during this same period. Class II and III shares began on October 2, 1997 and returned (3.95)% and 1.24% respectively. All Portfolio returns are net of fees and sales charges.


MARKET REVIEW

The economic backdrop has been very favorable for the U.S. stock market over the last several months. Moderate economic growth, low inflation, and falling interest rates have all combined to support the equity market. However, all stocks have not been treated equally by investors over the past year. Large cap stocks have led the rise in the market, and their gains have dominated the returns for small cap stocks. The economic turmoil in Asia that surfaced last Fall sparked a "flight-to-quality" that has led both foreign and domestic investors to seek the relative safety of the large blue chip stocks. Foreign investors, shifting their capital to the U.S., have favored the recognizable names of the


COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2500 GROWTH INDEX.


[GRAPH]


PLEASE NOTE: CLASS I INCEPTION IS SEPTEMBER 2, 1997. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS II) AND THE RUSSELL 2500 GROWTH INDEX.


[GRAPH]


PLEASE NOTE: CLASS II INCEPTION IS OCTOBER 2, 1997. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 5.75% AND $9,425 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

blue chip companies along with U.S. Treasury bonds. Domestic investors have also gravitated to the increased liquidity of large cap stocks in case the "Asian Flu" spreads to the U.S. Small cap stocks have been ignored largely due to this phenomenon.

Within the small cap segment of the market, value stocks have overshadowed small cap growth stocks like those in the Portfolio. The technology, capital goods, and energy sectors within the Russell 2500 Growth Index have all suffered losses over the period. Conversely, the financial sector within the value index has performed extremely well due largely to the merger mania in the banking industry. The combination of the large cap effect and the disparity between value and growth has made small cap growth stocks the worst performing asset class over the last year.

PORTFOLIO UPDATE

The Portfolio's outperformance relative to its benchmark has been driven by superior stock selection across most of the economic sectors of the market. Stock picks within the health care, transportation, consumer staples, and communications areas were particularly successful. One of the biggest contributors to performance over the last several months was Centennial Cellular Corp., a provider of rural cellular phone service, that agreed to be acquired by a buyout firm. Another strong performer was Watsco, Inc., a distributor of residential heating and air conditioning equipment, that is benefiting from the warmer weather. The only sector in which we significantly under-performed was the technology sector. Two stocks, Artesyn Technologies, Inc., a maker of power supply systems for networking equipment, and CCC Information Services Group, a software and services provider to the automotive insurance industry, announced disappointing earnings due to slowing business conditions. We continue to have a great deal of

[CHART]


CAPITAL APPRECIATION PORTFOLIO
ASSET TYPE PROFILE AS OF JUNE 30, 1998
BASIC MATERIALS                    2.5%
CAPITAL GOODS                     12.2%
COMMUNICATION SERVICES             3.3%
CONSUMER CYCLICALS                20.3%
CONSUMER STAPLES                  10.3%
ENERGY                             4.1%
FINANCIAL                          9.2%
HEALTH CARE                       14.4%
TECHNOLOGY                        19.2%
SHORT-TERM INVESTMENTS             4.5%


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS III) AND THE RUSSELL 2500 GROWTH INDEX.


[GRAPH]


PLEASE NOTE: CLASS III INCEPTION IS OCTOBER 2, 1997. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

confidence in the long term prospects of these companies and view the price declines as an opportunity to add to both positions.

We recently initiated positions in a few new companies. We bought JLK Direct Distribution, Inc., a rapidly growing Detroit-based specialty distributor of metal working products, a stock that suffered from concerns over the General Motors strike. Another new addition is Nielsen Media Research, the television ratings service company, which was spun off by Cognizant effective July 1, and has a near monopoly standing in its industry.

CURRENT STRATEGY AND OUTLOOK

We have approached this year cautiously, believing that there could be a risk of weaker corporate profits in many sectors. Recent signs that our caution is reflected fairly well in the prices of the small cap growth market, however, have led us to become more positive about prospects for our style. Indeed, by some measures, valuations of small cap growth stocks are now at rock bottom relative to large caps. However, relative investment performance tends to run in cycles, and low valuations alone may not be enough to start the next wave of small cap outperformance.

Regardless of the near-term prospects for the sector as a whole, we are confident that the Portfolio consists of well managed companies with sustainable competitive advantages in stable, growing markets. Thus we are optimistic about the outlook for strong relative performance regardless of the market environment.


CAPITAL APPRECIATION PORTFOLIO
                                Cumulative        Average Annual
                               Total Return*       Total Return*

                                   SINCE        1 YEAR       SINCE
                                 INCEPTION                 INCEPTION
--------------------------------------------------------------------
CLASS I                            7.40%         N/A          N/A
CLASS II                          (3.95)%        N/A          N/A
CLASS III                          1.24%         N/A          N/A
RUSSELL 2500                       4.13%         N/A          N/A
GROWTH
INDEX

* TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS SEPTEMBER 2, 1997. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON OCTOBER 2, 1997. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. ON OCTOBER 2, 1997, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

FIRST FUNDS BOND PORTFOLIO

[PHOTO]


BOND PORTFOLIO MANAGERS
JAMES TURNER AND STEVEN WISHNIA

Mr. Turner, CFA, is Senior Vice President with Highland Capital Management Corp. A 1959 graduate of the U.S. Military Academy, he received a MS degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Nebraska from 1979 through 1986. Joining First Tennessee Investment Management in 1986, he was part of that group's merger with Highland Capital in 1994. He has co-managed the Portfolio since its inception.

Mr. Wishnia is Director and Chairman of the Board of Highland Capital Management Corp. A 1972 graduate of Pace University, Mr. Wishnia was Treasurer of S.G. Securities, a closed-end mutual fund in Boston, MA from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the Portfolio since its inception.

YEAR IN REVIEW

PERFORMANCE

For the year ended June 30, 1998, the Class I, II, and III shares of the First Funds Bond Portfolio, returned 11.02%, 6.59%, and 9.72% respectively, net of fees and sales charges, versus a return of 11.28% for the Lehman Brothers Government/Corporate Bond Index.

MARKET REVIEW

For the last year, the dominant theme impacting the bond market has been the atypical nature of the economic expansion. With the economy in its seventh year of uninterrupted growth, tight labor markets, wages gradually rising, a booming housing market, and strong capital spending, one would expect inflation to be a serious problem. By past standards it would have been, with interest rates rising. For the past twelve months, however, the overall trend in rates has been down due to the lowest inflation in decades. The consumer price index was up only 1.7% for the 12 months ending June 30, 1998, while wholesale prices


COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.


[GRAPH]


PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.


[GRAPH]


PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 20, 1995. CLASS II IS SUBJECT TO A MAXIMUM FRONT-END INITIAL SALES LOAD OF 3.75% AND $9,625 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


dropped 0.8%. Two important factors contributing to weak inflation were falling oil prices (down 30% for the year) and stiff global competition. Asian countries have been trying to export their way out of their difficulties by selling goods at ever-lower prices. Domestic producers have had to meet those price levels or lose market share. This deflationary influence has overshadowed any inflation fears from our own robust economy. Bonds have clearly benefited. In mid-June, 30-year Treasury yields hit a record low of 5.56%

PORTFOLIO UPDATE

In the past year there were changes in every sector of the Portfolio. The biggest change was in government obligations, which increased from 25% to 33% of the Portfolio. Reductions occurred in corporate bonds (63% to 62%), mortgage-backed securities (7% to 4%), and cash equivalents (4% to 1%).

Government and corporate bonds had similar returns (11.25% vs. 11.38%) for the year. Although corporates generally provide somewhat higher returns than governments, Asian buying buoyed Treasury bond performance to nearly equal that of corporates. Couple that demand with falling interest rates and a slowing of new supply in some maturities, and we have all the ingredients for a good boost in price.


[CHART]


BOND PORTFOLIO
ASSET TYPE PROFILE AS OF JUNE 30, 1998
MONEY MARKET MUTUAL FUNDS                       1.1%
CORPORATE BONDS                                62.1%
U.S. GOVERNMENT & AGENCY OBLIGATIONS           33.2%
MORTGAGE-BACKED OBLIGATIONS                     3.8%


Meanwhile, declining yields made it very attractive for corporations to issue bonds. The increased supply caused corporate bonds' price performance to lag that of governments, subsequently giving up most of the return advantage of their higher yields.

Bringing up the rear was mortgage-backed debt with a return of 8.93%. Because declining interest rates prompted homeowners to refinance, investors shunned mortgage investments for fear of premature redemptions.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.


[GRAPH]


PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 2, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


The Portfolio's average credit quality at period end was AA, up from A+ last year. Average maturity of the Portfolio increased slightly from 8.4 years to
8.8 years.

CURRENT STRATEGY AND OUTLOOK

Probably the most important determinant for the bond market going forward is Asia. Japan is the most critical country--the world's second largest economy has been stagnant for seven long years. It trades extensively with other countries in Asia, which need a strong Japan in order to revitalize their own economies.

So far, efforts to stimulate Japan's economy have had little success. Remedies are supposedly underway with new leadership. If the bond market perceives an economic rebound in Japan's foreseeable future, foreign investors are apt to shift assets from U.S. Treasuries back into Asian markets. This could put upward pressure on domestic interest rates. However, continuing failure to jump-start Japan's economy would benefit our fixed income markets.

The Portfolio reflects no bias regarding the direction of interest rates. Instead we will focus on selectively adding to the corporate bond position to increase yield. Relative to Treasuries, corporates are at their best value in six years. As new cash flows into the Portfolio, we'll add to the Portfolio where the best opportunities exist.



BOND PORTFOLIO
                                Cumulative       Average Annual
                              Total Return*       Total Return*

                                  SINCE       1 YEAR        SINCE
                                INCEPTION                INCEPTION
------------------------------------------------------------------
CLASS I                          37.36%       11.02%        6.66%
CLASS II                         30.71%        6.59%        5.59%
CLASS III                        29.57%        9.72%        5.40%
LEHMAN BROS.                     38.57%       11.28%        6.86%
GOV'T/CORP.
BOND INDEX

* TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 2, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO DECEMBER 2, 1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

FIRST FUNDS INTERMEDIATE BOND PORTFOLIO

[PHOTO]

INTERMEDIATE BOND PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert, Vice President and Portfolio Manager for Martin & Company, is a graduate of the University of Tennessee. In 1979, he began his career with First American Bank and in 1987 he joined Culver Securities as a municipal debt underwriter. Mr. Herbert became Portfolio Manager for Valley Fidelity Bank in 1989 and three years later the bank merged with First Tennessee Bank. In 1998, Mr. Herbert joined Martin & Company as that firm became a subsidiary of First Tennessee National Corporation and has co-managed the Intermediate Bond Portfolio since its inception this year.

Mr. Flickinger, CFA, is Senior Vice President and Portfolio Manager for Martin & Company. Prior to joining the firm in 1990, he was Assistant Manager of the investment department of Home Federal Bank of Tennessee for six years. His 21-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville. Mr. Flickinger has co-managed the Intermediate Bond Portfolio since its inception.

YEAR IN REVIEW

PERFORMANCE

Inception date for Class I shares of the Portfolio is March 2, 1998. As of June 30, 1998, Class I returned 2.17%, net of fees and sales charges, comparing quite favorably with the Lehman Brothers Government/
Corporate Intermediate Bond Index return of 2.21% over the same period. Class II shares of the Portfolio began on March 9, 1998, and returned (1.77)%, net of fees and sales charges, to the period ended June 30. Class III shares began on May 19, 1998, and returned 0.92%, net of fees and sales charges.


MARKET REVIEW

The past twelve months have been good for bond markets. The benevolent nature of U.S. economic growth is evident in four straight quarters of positive bond returns. While pointing to a single factor as the catalyst for such performance would usually be difficult, in this instance it is fairly clear: the U.S. is experiencing a sustained period of very low inflation. Significantly more difficult to pinpoint is how the U.S. economy has achieved this favorable balance. "Conventional Wisdom" (fast becoming an oxymoron in this economy)



COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE BOND INDEX.


[GRAPH]


PLEASE NOTE: CLASS I INCEPTION IS MARCH 2, 1998. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE BOND INDEX.


[GRAPH]


PLEASE NOTE: CLASS II INCEPTION IS MARCH 9, 1998. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 3.75% AND $9,625 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


told us all year that the low rate of unemployment was inflationary, but that did not take into account the continuing high rate of productivity growth or the increasingly international nature of the labor market. That both of these factors have an effect is undeniable, but still difficult to measure.

Putting a damper on price inflation is the financial crisis in Asia. With Asian currencies falling against the dollar, U.S. goods have become very expensive in those countries. This forces U.S. companies to cut prices in an attempt to retain market share. Conversely, Asian goods are much cheaper in dollar terms, placing pricing pressure on competing goods in this country. With both prices and wages under control, the Federal Reserve has been able to leave interest rates unchanged for twelve straight meetings. Other positive changes include the government's shift from budget deficit to surplus, with an accompanying reduction in new government debt issued. Couple that reduced supply with the heightened demand from Asian investors, and we are left with bond price increases and the lowest yields on 30-year Treasuries since they were first issued in 1977.

PORTFOLIO UPDATE

Upon inception, the Portfolio had a duration of about 2.8 years, somewhat shorter than our targeted duration of 3.2 years, and the average maturity was
3.6 years. In order to increase both duration and yield without affecting the Portfolio's overall quality, we began purchasing 9- and 10-year investment grade bonds, primarily corporates and agencies. The recent high rate of corporate and agency debt issuance has made yields in both these sectors quite attractive in comparison to Treasury bonds with similar levels of maturity. We took advantage of this yield disparity through "swaps", where Treasuries were sold from the
Portfolio and exchanged for select corporate and/or agency bonds.   At the end
of the period, duration was 3.17 years, average maturity was 3.8 years, and the average quality of the Portfolio remained at AA.


[CHART]


INTERMEDIATE BOND PORTFOLIO
ASSET TYPE PROFILE AS OF JUNE 30, 1998
MONEY MARKET MUTUAL FUNDS                       2.5%
CORPORATE BONDS                                47.2%
U.S. GOVERNMENT & AGENCY OBLIGATIONS           48.5%
MORTGAGE-BACKED OBLIGATIONS                     1.8%


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE BOND INDEX.


[GRAPH]


PLEASE NOTE: CLASS III INCEPTION IS MAY 19, 1998. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


CURRENT STRATEGY AND OUTLOOK

At present, corporate and agency bond yields have widened their spread over Treasury notes. We take advantage of this disparity whenever it benefits the Portfolio. As we still have a higher weighting in Treasuries than we would like, we will continue to swap these positions as the opportunity arises. Over time, this should further enhance both the total return and yield of the Portfolio.

The benchmark for the Portfolio is the Lehman Brothers Government/Corporate Intermediate Bond Index. At present, the duration of this index is 3.33 years. Currently, the target duration for the Portfolio is 95% of that, which at present equates to 3.16 years with an average maturity of 3.8 years. In our view, there is not a lot of reason to be heavily weighted in the long end of the yield curve at this juncture. In point of fact, as of June 30, 1998, the 10-year and 2-year Treasury notes have yields of 5.38% and 5.41% respectively. Clearly, bond holders are not being paid to take on additional interest rate risk.

In general, as long as inflation remains at bay and interest rates remain at current levels or lower, bonds should continue to perform well. Fixed income instruments continue to offer historically attractive real rates of return. Demand is strong, and while supply from corporates and agencies has risen somewhat to meet that demand, the government has ceased issuing certain maturity Treasuries altogether. This decrease in government competition for available capital is another sign of health in the economy, and bodes well for the future of fixed income markets.


INTERMEDIATE BOND PORTFOLIO

                                 Cumulative       Average Annual
                                Total Return*      Total Return*

                                   SINCE        1 YEAR       SINCE
                                 INCEPTION                 INCEPTION
----------------------------------------------------------------------
CLASS I                           2.17%          N/A          N/A
CLASS II                         (1.77)%         N/A          N/A
CLASS III                         0.92%          N/A          N/A
LEHMAN BROS.                      2.21%          N/A          N/A
GOV'T/CORP.
INTERMEDIATE
BOND INDEX


* TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS
IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS MARCH 2, 1998. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON MARCH 9, 1998. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE
AND A .25% SHAREHOLDER SERVICES FEE. ON MAY 19, 1998, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO

[PHOTO]


TENNESSEE TAX-FREE PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert, Vice President and Portfolio Manager for Martin & Company, is a graduate of the University of Tennessee. In 1979, he began his career with First American Bank and in 1987 he joined Culver Securities as a municipal debt underwriter. Mr. Herbert became Portfolio Manager for Valley Fidelity Bank in 1989 and three years later the bank merged with First Tennessee Bank. In 1998, Mr. Herbert joined Martin & Company as that firm became a subsidiary of First Tennessee National Corporation and has managed/co-managed the Tennessee Tax-Free Portfolio since its inception.

Mr. Flickinger, CFA, is Senior Vice President and Portfolio Manager for Martin & Company. Prior to joining the firm in 1990, he was Assistant Manager of the investment department of Home Federal Bank of Tennessee for six years. His 21-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville. Mr. Flickinger has co-managed the Tennessee Tax-Free Portfolio since March, 1998.

YEAR IN REVIEW

PERFORMANCE

For the year ended June 30, 1998, the Class I, II, and III shares of the Tennessee Tax-Free Portfolio returned 8.16%, 4.16%, and 7.86% respectively, net of fees and sales charges, versus a return of 8.48% for the Lehman Brothers 10-Year Municipal Bond Index.

MARKET REVIEW

As with most financial asset classes, the past twelve months have been good for Tennessee municipal bonds. Yields dropped .30% to .40% in the five- to ten-year maturity sector, primarily in the last half of 1997. The supply problems that we experienced early in 1997 disappeared by the second half of the year, as several new issues came to the market. This surge of new issues has continued into the new year, creating a positive environment for portfolio managers. The source of the new debt was primarily a result of municipalities refinancing existing debt as interest rates fell in the last quarter of 1997. Institutional portfolios

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.


[GRAPH]



PLEASE NOTE: CLASS I INCEPTION IS DECEMBER 15, 1995. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.


[GRAPH]


PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 29, 1995. CLASS II IS SUBJECT TO A MAXIMUM FRONT-END INITIAL SALES LOAD OF 3.75% AND $9,625 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


benefit from refundings, as they are usually very large issues, and often have to be sold at attractive spreads in order to place the bonds into institutional portfolios.

Overall, the municipal market is as much a beneficiary of the current U.S. economic environment as other fixed income instruments, if not more. They continue to offer attractive, tax-adjusted real rates of return. There is also a good deal of demand, and the supply part of the equation has risen somewhat to help meet that demand. With the federal budget in surplus, the government has stopped issuing certain maturity Treasuries altogether, benefiting other fixed income securities in general.

PORTFOLIO UPDATE

We have taken advantage of the opportunities in the market over the past year to good result. During the third quarter of 1997, we were buying 15- to 17-year bonds in an effort to get as much yield and appreciation potential as possible while limiting the risk at the long end of the yield curve. In the fourth quarter of 1997, we began pulling the duration down, and in 1998 have continued shortening the average maturity of the Portfolio to further reduce interest rate risk. At this point, we are purchasing only 10-year maturities or less. The refundings mentioned above had two positive effects on the Portfolio. First, we were able to acquire some very large blocks of bonds, usually difficult to do with municipals in Tennessee. Second, we were able to buy these bonds at very favorable yields in comparison to Treasuries. Historically, municipal bonds in the 10-year maturity range have delivered about 75% of yields available from U.S. Treasury notes of the same maturity. However, due to the supply of bonds being sold, we were able to buy municipals at 80% to 85% of the corresponding Treasury. This tightening of municipal-to-Treasury spread was also a function of the "flight to quality" during 1998. This forced Treasury yields to drop as municipal yields rose or stayed the same.


[CHART]

TENNESSEE TAX-FREE PORTFOLIO
ASSET TYPE PROFILE AS OF JUNE 30, 1998
MONEY MARKET MUTUAL FUNDS                       2.9%
TENNESSEE GENERAL OBLIGATION BONDS             47.6%
TENNESSEE REVENUE BONDS                        43.1%
OTHER STATE GENERAL OBLIGATION BONDS            3.7%
OTHER STATE REVENUE BONDS                       2.7%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.


[GRAPH]


PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 15, 1995. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


CURRENT STRATEGY AND OUTLOOK

As mentioned earlier, inflation remaining subdued is the key. Factors such as the Asian financial crisis--as long as it does not appreciably worsen--and the federal budget surplus are strong positives for fixed income markets overall.

Our targeted duration is 1.2% of normal, as tax-adjusted real rates of return remain attractive. This equates to an average maturity of approximately 5.2 years. Presently, our average maturity is longer than this. In our view, risk makes the long end of the yield curve less attractive. Even though these rates may be enticing, we remain cautious and have shifted the Portfolio to the shorter end of the yield curve. This is accomplished by purchasing 10-year or less maturities with new money and maturing bonds. If conditions were to warrant, we would not be opposed to selling longer maturity bonds.


TENNESSEE TAX-FREE PORTFOLIO
                                Cumulative       Average Annual
                               Total Return*      Total Return*

                                  SINCE        1 YEAR       SINCE
                                INCEPTION                 INCEPTION
-------------------------------------------------------------------
CLASS I                          16.34%        8.16%        6.13%
CLASS II                         12.06%        4.16%        4.58%
CLASS III                        15.71%        7.86%        5.90%
LEHMAN BROS.                     17.84%        8.48%        6.56%
10-YEAR
MUNICIPAL
BOND INDEX

* TOTAL RETURNS ARE FOR THE PERIOD ENDED JUNE 30, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS DECEMBER 15, 1995. ON DECEMBER 15, 1995, THE PORTFOLIO ALSO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .50% DISTRIBUTION FEE. ON DECEMBER 29, 1995, THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

FIRST FUNDS ANNUAL REPORT

DEFINITION OF COMMON TERMS

GAIN (OR LOSS)
     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

DIVIDEND
     Net income distributed to shareholders generated by securities in a Portfolio. The Growth & Income, Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Capital Appreciation Portfolio pays dividends annually.

NET ASSET VALUE (NAV)
     Total value of all securities and other assets held by a Portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the First Funds Portfolios except the Money Market Portfolios, which seek to maintain a stable $1.00 per share NAV.

INSURED BONDS
     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), or AMBAC (American Municipal Bond Assurance Corporation).

GENERAL OBLIGATION BONDS
     General Obligation Bonds (GOs) are debt backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as FULL FAITH AND CREDIT bonds because the debt is a general obligation of the issuer.

REVENUE BONDS
     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

BOND RATINGS
     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.


               MOODY'S INVESTORS        STANDARD & POOR'S CORP
               -----------------        -----------------------
               SERVICES, INC.           (PLUS (+) OR MINUS (-))
               -----------------        -----------------------
Prime          Aaa                      AAA
Excellent      Aa                       AA
Good           A                        A
Average        Baa                      BBB
Fair           Ba                       BB
Poor           B                        B
Marginal       Caa                      C

SEC YIELD
     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN
     Total return measures a Portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to ten years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

RUSSELL 2500 INDEX, an unmanaged index, measures performance of the 2,500 smallest companies in the Russell 3000 Index which represents approximately 23% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization was approximately $659 million; the median market capitalization was approximately $438 million. The largest company in the index had an approximate market capitalization of $2.6 billion.

The Russell 2500 Index is broken down further into a growth component and a value component. The Capital Appreciation Portfolio uses the Russell 2500 Growth Index as a benchmark.

The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

xviii

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of First Funds:



In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth & Income Portfolio, the Capital Appreciation Portfolio, the Bond Portfolio, the Intermediate Bond Portfolio, the Tennessee Tax-Free Portfolio, the U.S. Treasury Money Market Portfolio, the U.S. Government Money Market Portfolio, the Municipal Money Market Portfolio, and the Cash Reserve Portfolio (Portfolios of First Funds, hereafter, referred to as the "Portfolios") at June 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
August 21, 1998

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


                                                                    Value
                                                         Shares    (Note 1)
                                                       --------  ----------
COMMON STOCKS - 96.6%
BASIC MATERIALS - 2.5%
Morton International, Inc.*                             778,700 $ 19,467,500
                                                                ------------
CAPITAL GOODS - 5.2%
Belden, Inc.                                            513,375   15,722,109
General Electric Co.                                    269,900   24,560,900
                                                                ------------

TOTAL CAPITAL GOODS                                               40,283,009
                                                                ------------
COMMUNICATION SERVICES - 14.4%
Airtouch Communications, Inc.*                          663,250   38,758,672
GTE Corp.                                               569,375   31,671,484
MCI Communications Corp.                                247,150   14,350,147
Sprint Corp.                                            379,700   26,768,850
                                                                ------------

TOTAL COMMUNICATION SERVICES                                     111,549,153
                                                                ------------
CONSUMER CYCLICALS - 7.1%
Federated Department Stores, Inc.*                      483,700   26,029,106
Interpublic Group of Companies, Inc.                    483,600   29,348,475
                                                                ------------

TOTAL CONSUMER CYCLICALS                                          55,377,581
                                                                ------------
CONSUMER STAPLES - 11.0%
Archer Daniels Midland Co.                              163,985    3,177,209
Belo (A.H.) Corp., Class A                              773,600   18,856,500
Pepsico, Inc.                                           412,300   16,981,606
Sara Lee Corp.                                          302,400   16,915,500
Sysco Corp.                                           1,162,400   29,786,500
                                                                ------------

TOTAL CONSUMER STAPLES                                            85,717,315
                                                                ------------
ENERGY - 8.3%
Input/Output, Inc.*                                     719,175   12,810,304
Repsol S.A. ADR                                         226,117   12,436,435
Texaco, Inc.                                            325,100   19,404,406
YPF S.A. ADR                                            649,650   19,530,103
                                                                ------------

TOTAL ENERGY                                                      64,181,248
                                                                ------------
FINANCE & INSURANCE - 18.2%
American International Group, Inc.                       80,000   11,680,000
BankBoston Corp.                                        558,000   31,038,750
Chase Manhattan Corp.                                   412,050   31,109,775
Fannie Mae                                              388,800   23,619,600
Norwest Corp.                                           689,200   25,758,850
UNUM Insurance Corp.                                    335,700   18,631,350
                                                                ------------

TOTAL FINANCE & INSURANCE                                        141,838,325
                                                                ------------
HEALTH CARE - 16.0%
Abbott Laboratories                                     480,800   19,652,700
Elan Corp., plc ADR*                                    492,850   31,696,417
Medtronic, Inc.                                         351,975   22,438,407
Merck & Co., Inc.                                       190,100   25,425,875
Schering-Plough Corp.                                   270,600   24,793,725
                                                                ------------

TOTAL HEALTH CARE                                                124,007,124
                                                                ------------
TECHNOLOGY - 13.9%
Electronic Data Systems Corp.                           534,300   21,372,000
EMC Corp.*                                              712,700   31,937,869
Grainger (W.W.), Inc.                                   425,260   21,183,265


                                                                    Value
                                                         Shares    (Note 1)
                                                        -------   -----------
Intel Corp.                                             152,300 $ 11,279,719
LSI Logic Corp.*                                        163,100    3,761,494
Motorola, Inc.                                          357,750   18,804,234
                                                                ------------

TOTAL TECHNOLOGY                                                 108,338,581
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $483,521,943)                                            750,759,836
                                                                ------------
SHORT-TERM INVESTMENTS - 3.4%
MONEY MARKET MUTUAL FUNDS - 3.4%
Vista Cash Money Market Fund                         13,176,245   13,176,245
Vista Prime Money Market Fund                        13,176,245   13,176,245
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $26,352,490)                                              26,352,490
                                                                ------------
TOTAL INVESTMENTS - 100%
  (Cost $509,874,433)                                           $777,112,326
                                                                ------------
                                                                ------------
*Non-income producing security
ADR - American Depository Receipt

INCOME TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on cost for income tax purposes of $509,921,979 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                          $273,231,054

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                            (6,040,707)
                                                                ------------
Net unrealized appreciation                                     $267,190,347
                                                                ------------
                                                                ------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1998 aggregated $96,570,011 and $31,070,414, respectively.

UNAUDITED INCOME TAX INFORMATION:

For the year ended June 30, 1998, 100% of the Growth & Income Portfolio's dividends from investment income qualify for the 70% dividend received deduction for corporations.

For the fiscal year ended June 30, 1998, the Growth & Income Portfolio distributed long-term capital gain dividends as follows:

     28% rate gain distributions     $5,692,129
     20% rate gain distributions     $5,032,145


       The accompanying notes are an integral part of the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


                                                                    Value
                                                         Shares    (Note 1)
                                                         ------    --------
COMMON STOCKS - 95.5%
BASIC MATERIALS - 2.5%
Flanders Corp.*                                          75,900 $    351,038
Minerals Technologies, Inc.                              11,900      605,412
                                                                ------------

TOTAL BASIC MATERIALS                                                956,450
                                                                ------------
CAPITAL GOODS - 12.2%
Advanced Lighting Technologies, Inc.*                    36,100      839,325
Aptar Group, Inc.                                         7,500      466,406
Danka Business Systems PLC-ADR                           42,300      499,669
Decrane Aircraft Holdings, Inc.                          11,700      198,900
JLK Direct Distribution, Inc., Class A*                  35,900      785,312
Kennametal, Inc.                                          6,000      250,500
Quanta Services, Inc.*                                   21,500      315,781
Zebra Technologies Corp. - Class A*                      33,300    1,423,575
                                                                ------------

TOTAL CAPITAL GOODS                                                4,779,468
                                                                ------------

COMMUNICATION SERVICES - 3.3%
Centennial Cellular Corp. - Class A*                     15,100      563,419
Clear Channel Communications, Inc.*                       6,700      731,138
                                                                ------------

TOTAL COMMUNICATION SERVICES                                       1,294,557
                                                                ------------
CONSUMER CYCLICALS - 20.3%
Aftermarket Technology Corp.*                            74,700    1,400,625
Catalina Marketing Corp.*                                20,100    1,043,944
Coach USA, Inc.*                                          8,300      378,688
Heilig Meyers Co.                                        21,000      258,563
Lithia Motors, Inc., Class A*                            24,000      348,000
Nielsen Media Research* - WI                             56,000      255,500
Oakwood Homes Corp.                                      17,000      510,000
Polymer Group, Inc.*                                     74,000      841,750
Right Management Consultants, Inc.*                      39,000      502,124
Scientific Games Holding Corp.*                          21,300      489,900
Service Experts, Inc.*                                   33,700    1,162,650
Watsco, Inc.                                             20,100      707,269
                                                                ------------

TOTAL CONSUMER CYCLICALS                                           7,899,013
                                                                ------------
CONSUMER STAPLES - 10.3%
Barnett, Inc.*                                           24,500      490,000
G & K Services, Inc. - Class A                           14,600      636,925
Schweitzer-Mauduit Int'l, Inc.                           14,600      423,400
Strayer Education, Inc.                                  39,000    1,401,562
Valassis Communications, Inc.*                           28,000    1,079,750
                                                                ------------

TOTAL CONSUMER STAPLES                                             4,031,637
                                                                ------------
ENERGY - 4.1%
Forecenergy, Inc.*                                       44,700      796,219
Petroleum Geo-Services ASA-ADR*                          26,400      805,200
                                                                ------------

TOTAL ENERGY                                                       1,601,419
                                                                ------------

FINANCIAL - 9.2%
Amerin Corp.*                                            37,700    1,098,013
CMAC Investment Corp.*                                    9,000      553,500
Credit Acceptance Corp.*                                 45,000      382,500
Enhance Financial Services Group, Inc.                   29,000      978,750
First Int'l Bancorp, Inc.                                 9,800      140,875
Homegold Financial*                                      34,700      125,787
MBIA, Inc.                                                4,207      314,999
                                                                ------------

                                                                     Value
                                                         Shares    (Note 1)
                                                         ------    --------
TOTAL FINANCIAL                                                 $  3,594,424
                                                                ------------
HEALTH CARE- 14.4%
First Commonwealth, Inc.*                                30,000      442,500
Mentor Corp.*                                            41,300      996,363
Patterson Dental Co.*                                    22,800      835,050
Perclose, Inc.*                                          24,300      686,475
Respironics, Inc.*                                       66,200    1,017,825
R. P. Scherer Corp.*                                      6,900      611,513
Xomed Surgical Products, Inc.*                           33,600    1,033,200
                                                                ------------

TOTAL HEALTH CARE                                                  5,622,926
                                                                ------------
TECHNOLOGY - 19.2%
American Management Systems, Inc.*                       38,200    1,141,224
Artesyn Technologies, Inc.*                              97,594    1,549,305
The Bisys Group, Inc.*                                   12,800      524,800
Black Box Corp.*                                         36,300    1,204,706
CCC Information Services Group, Inc.*                    76,000    1,263,500
Microchip Technology, Inc.*                               4,600      120,463
PPT Vision, Inc.*                                        20,000      150,000
PRT Group, Inc.*                                         61,000      640,500
Tollgrade Communications,Inc.*                           11,600      295,800
UBICS, Inc.*                                             41,500      570,624
                                                                ------------

TOTAL TECHNOLOGY                                                   7,460,922
                                                                ------------

TOTAL COMMON STOCKS
  (Cost $37,034,744)                                              37,240,816
                                                                ------------

SHORT-TERM INVESTMENTS - 4.5%
MONEY MARKET MUTUAL FUNDS - 4.5%
Vista Cash Money Market Fund                            874,097      874,097
Vista Prime Money Market Fund                           874,097      874,097
                                                                ------------

TOTAL MONEY MARKET MUTUAL FUNDS                                    1,748,194
  (Cost $1,748,194)                                             ------------


TOTAL INVESTMENTS - 100%
  (Cost $38,782,938)                                            $ 38,989,010
                                                                ------------
                                                                ------------
*Non-income producing security
ADR - American Depository Receipt
WI - When-issued

INCOME TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on cost for income tax purposes of $38,845,227 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                   $  3,619,024

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                   (3,475,241)
                                                                ------------

Net unrealized appreciation                                     $    143,783
                                                                ------------
                                                                ------------
OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1998 aggregated $45,586,276 and $9,436,431, respectively.


       The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)



Due                                      Principal       Value
Date         Coupon                        Amount       (Note 1)
----         ------                      ---------      --------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 33.2%
U.S. TREASURY BONDS
05/15/16     7.250%                    $12,120,000    $14,203,125
08/15/23     6.250%                     12,180,000     13,036,412

U.S. TREASURY NOTES
04/30/00     6.750%                      7,260,000      7,412,010
05/31/01     6.500%                      8,280,000      8,489,592
02/28/02     6.250%                      1,100,000      1,125,094
08/15/02     6.375%                      2,945,000      3,034,272
10/31/02     5.750%                      2,500,000      2,520,313
08/15/03     5.750%                      3,750,000      3,789,844
02/15/04     5.875%                      2,915,000      2,969,656
08/15/05     6.500%                      1,675,000      1,768,172
11/15/05     5.875%                        540,000        550,463
02/15/06     5.625%                      3,850,000      3,865,643
08/15/07     6.125%                      1,500,000      1,561,407

FEDERAL HOME LOAN BANK
11/06/02     6.250%                      2,200,000      2,217,923
11/19/02     6.220%                      2,225,000      2,226,253
11/20/02     6.170%                      1,100,000      1,106,403

FEDERAL HOME LOAN MORTGAGE CORPORATION
11/12/02     6.340%                      1,100,000      1,103,595

FEDERAL NATIONAL MORTGAGE ASSOCIATION
10/11/06     7.150%                      2,000,000      2,070,836
                                                      -----------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $70,596,327)                                   73,051,013
                                                      -----------

CORPORATE BONDS & NOTES - 62.1%
BANKS - 4.2%
Barnett Cap II
12/01/26     7.950%                      3,125,000      3,422,703
First Chicago Corp.
01/15/03     7.625%                      3,250,000      3,442,114
First Empire Cap Tr I
02/01/27     8.234%                      2,200,000      2,411,042
                                                      -----------

TOTAL BANKS                                             9,275,859
                                                      -----------

BASIC MATERIALS - 0.8%
USX Corp.
01/21/99     8.050%                      1,765,000      1,784,773
                                                      -----------

BROKER/DEALERS - 7.7%
Bear Stearns CO.
08/01/02     6.500%                      2,500,000      2,534,730
Donaldson, Lufkin & Jenrette, Inc.
11/01/05     6.875%                      1,000,000      1,032,923
02/15/16     5.625%                      2,000,000      1,995,318
Lehman Brothers, Inc.
02/26/01     6.000%                      2,500,000      2,490,950
04/15/03     7.250%                      3,500,000      3,646,825
Merrill Lynch, Inc.
01/15/07     7.000%                      2,125,000      2,236,212
Morgan Stanley Group, Inc.
10/01/03     6.125%                      2,950,000      2,949,617
                                                      -----------

TOTAL BROKER/DEALERS                                   16,886,575
                                                      -----------


Due                                     Principal         Value
Date         Coupon                       Amount        (Note 1)
----         ------                     ---------       --------
CAPITAL GOODS - 9.3%
Arrow Electronics, Inc.
01/15/07     7.000%                   $  3,150,000   $  3,319,817
Dover Corp.
11/15/05     6.450%                      2,825,000      2,891,243
Lockheed Martin Corp.
05/15/01     6.850%                      2,095,000      2,136,460
03/15/03     6.750%                      3,500,000      3,591,914
Raytheon Co.
07/15/05     6.500%                      3,525,000      3,597,291
Tyco International Limited
11/01/01     6.500%                      2,550,000      2,587,686
06/15/28     7.000%                      2,300,000      2,337,623
                                                      -----------

TOTAL CAPITAL GOODS                                    20,462,034
                                                      -----------

CONSUMER NON-DURABLES - 3.6%
Anheuser Busch, Inc.
06/01/05     6.750%                      1,000,000      1,018,911
09/01/05     7.000%                      2,300,000      2,361,286
Coca-Cola Enterprises, Inc.
10/15/36     6.700%                      2,250,000      2,356,220
Philip Morris, Inc.
12/01/99     7.125%                      2,200,000      2,227,258
                                                      -----------

TOTAL CONSUMER NON-DURABLES                             7,963,675
                                                      -----------

CONSUMER SERVICES - 11.5%
Airtouch Communications, Inc.
05/01/08     6.650%                      4,450,000      4,542,751
Belo (AH) Corp.
06/01/02     6.875%                      3,625,000      3,724,684
Price/Costco, Inc.
06/15/05     7.125%                      3,600,000      3,782,707
USA Waste Services, Inc.
10/01/04     7.000%                      3,000,000      3,093,312
WMX Technologies, Inc.
10/15/00     6.250%                      2,500,000      2,502,333
Wal-Mart Stores, Inc.
02/01/10     5.650%                      3,800,000      3,799,821
Waste Management Step Bond
10/01/02     7.700%                      3,675,000      3,848,026
                                                      -----------

TOTAL CONSUMER SERVICES                                25,293,634
                                                      -----------

FINANCIAL SERVICES - 14.2%
Aon Capital Trust
01/01/27     8.205%                      2,700,000     3,125,363
Associates Corp. of North America
09/17/99     6.680%                      1,905,000      1,920,669
10/15/02     6.375%                      1,000,000      1,011,074
05/15/37     5.960%                      1,500,000      1,518,012
BHP Finance USA
03/01/06     6.690%                      3,350,000      3,371,805
CNA Financial Corp.
11/15/03     6.250%                      2,725,000      2,715,542
Countrywide Home Loans, Inc.
10/22/04     6.840%                      2,500,000      2,561,600
Ford Motor Credit Co.
09/25/01     7.000%                      3,345,000      3,433,398
General Motors Acceptance Corp.
02/15/01     5.625%                      2,925,000      2,899,164
Mellon Financial
02/15/10     6.375%                      2,500,000      2,509,428


       The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due                                       Principal        Value
Date         Coupon                        Amount         (Note 1)
----         ------                      ---------        -------
CORPORATE BONDS & NOTES (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Nationwide Mutual
Insurance Co. 144A*
02/15/04     6.500%                   $  1,000,000  $   1,014,638
Provident Companies, Inc.
03/15/28     7.250%                      2,600,000      2,677,532
Sun Canada Financial Co. 144A*
12/15/07     6.625%                      2,500,000      2,564,183
                                                    -------------
TOTAL FINANCIAL SERVICES                               31,322,408
                                                    -------------

TRAVEL & TRANSPORTATION - 5.3%
Continental Airlines, Inc. Series 974B
01/02/17     6.900%                      3,000,000      3,086,250
Norfolk Southern Corp.
02/15/04     7.875%                      2,400,000      2,594,978
Northwest Airlines Corp.
01/02/15     7.670%                      2,244,890      2,482,579
Union Pacific Corp.
01/15/04     6.125%                      3,500,000      3,452,631
                                                    -------------

TOTAL TRAVEL & TRANSPORTATION                          11,616,438
                                                    -------------

UTILITIES - 5.5%
BellSouth Corp.
06/01/28     6.375%                      2,225,000      2,216,245
GTE Corp.
04/15/06     6.360%                      4,400,000      4,419,875
11/01/08     6.900%                      3,150,000      3,279,515
Public Service Electric & Gas Co.
11/01/01     7.875%                      2,000,000      2,096,688
                                                    -------------

TOTAL UTILITIES                                        12,012,323
                                                    -------------

TOTAL CORPORATE BONDS & NOTES
  (Cost $132,960,904)                                 136,617,719
                                                    -------------

MORTGAGE-BACKED OBLIGATIONS - 3.6%
Federal National Mortgage Association,
1994-M3, Class B
04/25/06     7.710%                      1,321,889      1,347,086
Federal National Mortgage Association,
1997-M5, Class C
08/25/07     6.740%                      3,400,000      3,557,521
Federal National Mortgage Association,
Pool #250885
04/01/27     7.500%                      2,815,066      2,887,182
Government National Mortgage Association,
Pool #26825
09/15/08     9.000%                         90,470         96,802
                                                    -------------

TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $7,710,320)                                     7,888,591
                                                    -------------

MONEY MARKET MUTUAL FUNDS - 1.1%
Vista Cash Money Market Fund             1,259,509      1,259,509
Vista Prime Money Market Fund            1,259,509      1,259,509
                                                    -------------

TOTAL MONEY MARKET MUTUAL FUNDS                         2,519,018
  (Cost $2,519,018)                                 -------------

TOTAL INVESTMENTS - 100%
  (Cost $213,786,569)                               $ 220,076,341
                                                    -------------
                                                    -------------

*Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to a value of $3,578,821 or 1.6% of net assets.

INCOME TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on cost for income tax purposes of $213,788,351 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                              $   6,307,136

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                    (19,146)
                                                    -------------

Net unrealized appreciation                         $   6,287,990
                                                    -------------
                                                    -------------
OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1998 aggregated $89,098,838 and $39,722,991, respectively.
Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the year ended June 30, 1998 aggregated $44,332,508 and $23,100,626, respectively.



       The accompanying notes are an integral part of the financial statements.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due                                      Principal      Value
Date         Coupon                        Amount      (Note 1)
----         ------                   -------------  -------------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 48.5%
U.S. TREASURY NOTES
07/31/98     5.250%                   $  2,000,000   $  2,000,000
03/31/99     6.250%                      1,000,000      1,005,625
04/30/99     6.500%                      1,700,000      1,713,282
09/30/99     7.125%                      4,000,000      4,075,000
02/15/00     5.875%                      1,000,000      1,005,313
02/29/00     7.125%                      1,500,000      1,537,500
04/30/00     6.750%                      7,000,000      7,146,566
05/15/00     6.375%                      1,000,000      1,015,000
05/31/00     6.250%                      6,000,000      6,078,750
06/30/00     5.875%                      5,000,000      5,035,940
08/31/00     6.250%                      3,000,000      3,044,064
10/31/00     5.750%                      3,000,000      3,015,000
04/30/01     6.250%                      2,000,000      2,036,876
08/31/01     6.500%                      8,000,000      8,215,000
10/31/01     6.250%                      5,000,000      5,103,125
05/31/02     6.500%                      2,000,000      2,066,250
08/15/02     6.375%                      1,000,000      1,030,313
10/31/02     5.750%                      2,000,000      2,016,250
08/15/05     6.500%                      5,000,000      5,278,125

FEDERAL HOME LOAN BANK
09/20/00     6.125%                      3,000,000      3,029,049
11/06/02     6.250%                        600,000        604,888
11/19/02     6.220%                      1,400,000      1,400,788
11/20/02     6.170%                        700,000        704,075

FEDERAL HOME LOAN MORTGAGE CORPORATION
11/12/02     6.340%                        700,000        702,288

FEDERAL NATIONAL MORTGAGE ASSOCIATION
09/20/00     6.110%                      2,000,000      2,019,367
03/15/01     5.625%                      5,000,000      4,995,295
01/15/03     5.250%                      5,000,000      4,924,600
11/13/06     6.950%                      2,100,000      2,171,465
08/27/07     6.480%                      4,000,000      4,209,420

STUDENT LOAN MARKETING ASSOCIATION
02/10/99     5.400%                      5,000,000      4,992,380

TENNESSEE VALLEY AUTHORITY
11/01/00     6.000%                      4,000,000      4,030,516
                                                     ------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $95,713,687)                                   96,202,110
                                                     ------------

CORPORATE BONDS & NOTES - 47.2%
BANKS - 5.6%
BancOne Corp.
05/01/07     7.600%                        725,000        788,358
Bank One Texas
02/15/08     6.250%                      5,000,000      4,977,400
First Chicago Corp.
01/15/03     7.625%                      1,525,000      1,615,146
National City Corp.
03/01/04     6.625%                      1,650,000      1,694,872
Wachovia Corp.
02/20/01     5.400%                      2,000,000      1,979,858
                                                     ------------

TOTAL BANKS                                            11,055,634
                                                     ------------


Due                                       Principal       Value
Date         Coupon                         Amount       (Note 1)
----         ------                       ---------      --------
BASIC MATERIALS - 4.3%
Aluminum Co. of America
02/01/01     5.750%                   $  2,000,000  $   1,991,494
E.I. du Pont de Nemours & Co.
10/11/00     6.210%                      2,000,000      2,019,104
09/01/02     6.500%                      3,000,000      3,061,380
USX Corp.
01/21/99     8.050%                      1,425,000      1,440,964
                                                     ------------

TOTAL BASIC MATERIALS                                   8,512,942
                                                     ------------

BROKER/DEALERS - 6.0%
Lehman Brothers, Inc.
02/01/01     6.125%                      1,400,000      1,400,724
Merrill Lynch & Co., Inc.
02/12/03     6.000%                      4,000,000      3,997,548
08/01/04     6.550%                      1,400,000      1,434,231
Morgan Stanley Group, Inc.
03/01/07     6.875%                      5,000,000      5,166,625
                                                     ------------

TOTAL BROKER/DEALERS                                  11,999,128
                                                     ------------

CAPITAL GOODS - 2.7%
Lockheed Martin Corp.
05/15/01     6.850%                        650,000        662,864
03/15/03     6.750%                      1,300,000      1,334,139
Raytheon Co.
08/15/02     6.450%                      1,350,000      1,370,389
Rockwell International Corp.
09/15/02     6.750%                      2,000,000      2,057,240
                                                     ------------

TOTAL CAPITAL GOODS                                     5,424,632
                                                     ------------

CONSUMER NON-DURABLES - 3.7%
Coca-Cola Enterprises, Inc.
09/15/98     7.875%                      1,000,000      1,003,426
J C Penney & Company, Inc.
06/15/99     6.875%                      2,000,000      2,012,118
Nike, Inc.
06/16/00     6.510%                      2,000,000      2,024,584
Philip Morris, Inc.
01/01/01     9.000%                      1,250,000      1,325,644
Sara Lee Corp.
10/18/99     6.400%                      1,000,000      1,007,544
                                                     ------------

TOTAL CONSUMER NON-DURABLES                             7,373,316
                                                     ------------

CONSUMER SERVICES - 7.4%
Belo (AH) Corp.
06/01/02     6.875%                      1,650,000      1,695,373
CPC International, Inc.
09/19/00     6.200%                      2,000,000      2,018,526
Pitney Bowes, Inc.
07/16/01     6.780%                      1,000,000      1,023,804
02/01/05     5.950%                      5,000,000      4,994,155
Price/Costco, Inc.
06/15/05     7.125%                      1,375,000      1,444,784
Safeway, Inc.
09/15/04     6.850%                      1,400,000      1,440,267
Wal-Mart Stores, Inc.
05/15/02     6.750%                      2,000,000      2,056,752
                                                     ------------

TOTAL CONSUMER SERVICES                                14,673,661
                                                     ------------


       The accompanying notes are an integral part of the financial statements.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due                                       Principal       Value
Date         Coupon                        Amount       (Note 1)
----         ------                      ----------    ---------
CORPORATE BONDS & NOTES (CONTINUED)
FINANCIAL SERVICES - 10.7%
Associates Corp. of North America
08/01/98     8.800%                     $  500,000     $  500,971
BHP Finance USA
03/01/06     6.690%                      1,350,000      1,358,787
CNA Financial Corp.
11/15/03     6.250%                      2,000,000      1,993,058
Capital Holdings Corp.
10/21/99     8.90%                       1,450,000      1,503,789
Cigna Corp.
01/15/06     6.375%                      1,350,000      1,350,185
Dow Jones & Co., Inc.
12/01/00     5.750%                      1,000,000        997,332
Ford Motor Credit Co.
11/08/00     6.250%                      2,000,000      2,014,168
09/25/01     7.000%                      1,000,000      1,026,427
General Electric Capital Corp.
04/15/02     7.450%                      2,000,000      2,108,120
12/15/07     6.290%                      2,000,000      2,024,504
05/01/18     6.660%                      2,000,000      2,028,048
Household Finance Corp.
06/30/00     6.375%                        250,000        252,026
International Lease Finance
11/01/99     6.125%                      2,000,000      2,003,220
Norwest Corp.
04/01/00     7.125%                      2,000,000      2,040,482
                                                    -------------

TOTAL FINANCIAL SERVICES                               21,201,117
                                                    -------------

TRAVEL & TRANSPORTATION - 1.0%
Norfolk Southern Corp.
05/15/07     7.350%                      1,775,000      1,903,324
                                                    -------------
UTILITIES - 5.8%
National Rural Utilities
04/01/01     6.450%                      2,000,000      2,022,618
Duke Energy Corp.
11/01/99     8.000%                      1,000,000     1,025,456
GTE Corp.
11/01/08     6.900%                      3,500,000      3,643,906
Kentucky Utilities Co.
06/15/00     5.950%                      2,000,000      2,001,046
New York Telephone
02/15/04     6.250%                        875,000        882,501
Texas Utilities Co.
10/01/02     6.200%                      2,000,000      2,011,676
                                                    -------------

TOTAL UTILITIES                                        11,587,203
                                                    -------------

TOTAL CORPORATE BONDS & NOTES
  (Cost $92,293,837)                                   93,730,957
                                                    -------------

MORTGAGE-BACKED OBLIGATIONS - 1.8%
Federal Home Loan Mortgage Corporation
Series 1665
07/15/00     6.500%                        180,376        181,290
Federal Home Loan Mortgage Corporation
1698
10/15/06     6.000%                      3,000,000      3,003,180
Federal National Mortgage Association
Series 1994-27, Class PK
06/25/00     6.500%                        354,120        354,500


Due                                        Principal     Value
Date         Coupon                         Amount     (Note 1)
----         ------                        ---------   --------
Federal National Mortgage Association
1989-46, Class D
11/25/18     9.000%                      $  35,378  $      35,393
                                                    -------------
TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $3,568,700)                                     3,574,363
                                                    -------------

MONEY MARKET MUTUAL FUNDS - 2.5%
Vista U.S. Government
 Money Market Fund                       4,964,291      4,964,291
                                                    -------------

TOTAL MONEY MARKET MUTUAL FUNDS                         4,964,291
  (Cost $4,964,291)                                 -------------

TOTAL INVESTMENTS - 100%
  (Cost $196,540,515)                               $ 198,471,721
                                                    -------------
                                                    -------------
INCOME TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on cost for income tax purposes of $196,540,515 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                              $   2,270,331

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                   (339,125)
                                                    -------------

Net unrealized appreciation                         $   1,931,206
                                                    -------------
                                                    -------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1998 aggregated $25,602,509 and $6,189,835, respectively.
Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the year ended June 30, 1998 aggregated $9,334,659 and $4,518,191, respectively.


       The accompanying notes are an integral part of the financial statements.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due                              Bond Rating        Principal        Value
Date           Coupon             Moody/S&P          Amount         (Note 1)
----           ------            -----------        ---------       --------
TENNESSEE MUNICIPAL OBLIGATIONS - 90.7%
GENERAL OBLIGATION BONDS - 47.6%
Anderson County
Refunding & Improvement -
Rural Elementary School
03/01/08       5.150%, FGIC        Aaa/AAA      $    500,000  $     516,575
Chattanooga
09/01/02       5.000%               Aa3/AA         1,900,000      1,964,827
11/01/06       5.600%               Aa3/AA           500,000        533,130
05/01/08       5.400%, FSA         Aaa/AAA           500,000        525,894
Crockett County
04/01/11       5.000%               Aaa/NR           500,000        508,470
Franklin City
Special School District
06/01/12       5.100%               Aa3/NR         2,500,000      2,546,700
Franklin County
03/01/13       5.250%, MBIA        Aaa/AAA           750,000        771,877
Gatlinburg
11/01/04       4.500%, FGIC         Aaa/NR         3,000,000      3,044,459
Grundy County
05/01/06       5.350%, FGIC        Aaa/AAA           300,000        320,502
Hamilton County
07/01/03       5.200%               Aa2/NR         1,000,000      1,047,460
07/01/05       5.400%               Aa2/NR           500,000        535,135
Jackson
Refunding & Improvement
03/01/14       5.125%, MBIA         Aaa/NR         3,100,000      3,134,378
Johnson City
03/01/04       6.500%                A1/NR           250,000        264,660
06/01/07       4.350%, FGIC        Aaa/AAA         3,000,000      2,995,500
06/01/08       5.600%, FSA         Aaa/AAA           500,000        531,320
06/01/12       5.900%, FSA         Aaa/AAA           245,000        261,366
05/01/14       5.500%, FGIC        Aaa/AAA         2,250,000      2,365,244
Kingsport
09/01/02       5.500%                A1/NR         1,000,000      1,051,140
09/01/07       5.900%                A1/A+         1,000,000      1,077,960
Knox County
04/01/08       5.100%                Aa/AA         2,000,000      2,058,500
02/01/12       5.000%               Aa3/AA         2,000,000      2,016,240
Knoxville
Refunding & Improvement
05/01/01       5.150%               Aa3/AA         1,000,000      1,019,400
05/01/07       5.250%, MBIA        Aaa/AAA         3,000,000      3,171,360
05/01/08       5.300%, MBIA        Aaa/AAA         1,350,000      1,416,029
Lawrence County
08/01/99       5.900%, AMBAC       Aaa/AAA         1,000,000      1,023,820
Maury County
04/01/07       5.125%, AMBAC       Aaa/AAA         2,000,000      2,089,140
Memphis
08/01/06       5.200%                Aa/AA           500,000        519,165
11/01/10       5.200%                Aa/AA         1,000,000      1,036,880
07/01/12       5.250%                Aa/AA         3,000,000      3,079,620
11/01/13       5.250%                Aa/AA         1,000,000      1,025,020
Metropolitan Nashville & Davidson
12/01/06       6.600%                Aa/AA         1,350,000      1,429,421
05/15/07       5.700%                Aa/AA         1,000,000      1,063,430
12/01/07       5.000%                Aa/AA         1,000,000      1,047,400
11/15/10       5.125%               Aa2/AA           500,000        517,890
11/15/11       5.125%               Aa2/AA         1,000,000      1,027,500
Monroe County
05/01/03       5.200%, AMBAC       Aaa/AAA           500,000        518,235
Montgomery County
04/01/02       6.900%              Aaa/AAA           500,000        534,570
05/01/03       5.300%                 A/NR         1,000,000      1,023,140


Due                              Bond Rating        Principal        Value
Date           Coupon             Moody/S&P          Amount         (Note 1)
----           ------            -----------        ---------       --------
Murfreesboro
05/01/00       6.250%                A1/NR      $    250,000  $     259,665
08/01/04       5.500%                A1/NR         1,000,000      1,053,320
Oak Ridge
07/01/08       5.400%                Aa/A+         1,000,000      1,051,710
07/01/10       5.550%                Aa/A+           500,000        520,680
Putnam County, MBIA
04/01/05       5.250%              Aaa/AAA         3,000,000      3,167,100
04/01/07       5.100%              Aaa/AAA         1,540,000      1,604,110
Rutherford County
04/01/08       5.200%              Aa3/AA-         2,000,000      2,074,220
04/01/09       5.250%              Aa3/AA-           500,000        522,280
Sevier County, FGIC
04/01/08       5.250%              Aaa/AAA           750,000        774,420
04/01/12       5.600%              Aaa/AAA           400,000        414,280
Shelby County
04/01/03       5.000%              Aa2/AA+           500,000        517,255
03/01/04       5.550%              Aa2/AA+         1,000,000      1,038,860
04/01/09       5.500%              Aa2/AA+         1,500,000      1,587,090
06/01/09       5.625%              Aa2/AA+         1,000,000      1,067,020
11/01/09       5.300%              Aa2/AA+         3,000,000      3,143,850
04/01/10       5.500%              Aa2/AA+           750,000        788,055
04/01/14       5.625%              Aa2/AA+         2,000,000      2,087,860
Tennessee State
03/01/01       5.600%              Aaa/AA+         1,000,000      1,016,270
06/01/05       6.700%              Aaa/AA+         1,000,000      1,085,870
03/01/06       5.300%              Aaa/AAA         2,500,000      2,659,100
05/01/06       5.000%              Aaa/AA+           600,000        628,878
03/01/07       5.400%              Aaa/AA+           240,000        255,720
05/01/08       5.000%              Aaa/AAA         5,000,000      5,257,550
05/01/09       4.750%              Aaa/AA+         2,000,000      2,039,220
05/01/13       5.300%              Aaa/AA+           750,000        784,890
Tipton County
04/01/12       5.250%, AMBAC        Aaa/NR           500,000        519,145
Weakley County
05/01/09       5.000%, FGIC        Aaa/AAA           350,000        359,142
White House
02/01/12       5.300%, MBIA        Aaa/AAA         1,000,000      1,022,730
Williamson County
04/01/06       5.500%               Aa1/NR         2,000,000      2,112,180
05/01/10       4.800%               Aa1/NR         1,000,000      1,002,270
Wilson County
03/30/07       5.000%, FSA          Aaa/NR         2,000,000      2,064,220
04/01/07       5.250%                A1/NR         1,000,000      1,046,740
06/01/13       5.500%, FGIC        Aaa/AAA           500,000        512,885
                                                               ------------

TOTAL GENERAL OBLIGATION BONDS                                   93,651,942
                                                               ------------

REVENUE BONDS - 43.1%
AIRPORT AUTHORITY - 2.3%
Memphis - Shelby County
09/01/12       5.350%             Baa2/BBB           500,000        519,640
Metropolitan Nashville, FGIC
07/01/98       5.800%              Aaa/AAA         1,000,000      1,000,060
07/01/99       5.900%              Aaa/AAA         2,000,000      2,040,940
07/01/08       4.600%              Aaa/AAA         1,000,000      1,008,780
                                                               ------------

TOTAL AIRPORT AUTHORITY                                           4,569,420
                                                               ------------

HEALTH & EDUCATION - 12.1%
ANDERSON COUNTY
METHODIST MEDICAL CENTER
07/01/05       5.500%                A1/NR         1,400,000      1,470,686
07/01/08       5.700%                A1/NR         1,000,000      1,049,700


       The accompanying notes are an integral part of the financial statements.
                                                                               7

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due                              Bond Rating        Principal        Value
Date           Coupon             Moody/S&P          Amount         (Note 1)
----           ------            -----------        ---------       ---------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
REVENUE BONDS (CONTINUED)
HEALTH & EDUCATION (CONTINUED)
Bradley County
03/01/06       5.300%, MBIA        Aaa/AAA      $    500,000  $     515,920
Bristol
Memorial Hospital
09/01/13       5.125%, FGIC        Aaa/AAA         1,500,000      1,534,200
Jackson
04/01/06       5.300%                A1/A+         1,000,000      1,063,910
04/01/07       5.300%                A1/A+         2,000,000      2,132,440
04/01/10       5.500%, AMBAC       Aaa/AAA           400,000        423,304
Knox County
Ft. Sanders, MBIA
01/01/99       6.700%              Aaa/AAA           250,000        253,640
01/01/04       7.000%              Aaa/AAA           500,000        531,545
Knox County
Baptist Health
04/15/02       4.600%, AMBAC       Aaa/AAA           500,000        508,315
04/15/11       5.500%, CONLEE       NR/AAA         3,000,000      3,196,350
Metropolitan Nashville & Davidson
Baptist Hospital
11/01/05       5.000%, MBIA        Aaa/AAA         1,000,000      1,032,780
Metropolitan Nashville & Davidson
Meharry
12/01/04       7.875%               Aaa/NR           240,000        269,722
Shelby County
Methodist Healthcare, MBIA
04/01/02       5.000%              Aaa/AAA         2,700,000      2,775,978
04/01/03       5.000%              Aaa/Aaa         2,000,000      2,063,800
08/01/12       5.500%              Aaa/AAA         2,000,000      2,096,020
08/01/15       5.300%              Aaa/AAA         1,000,000      1,017,580
Sullivan County
Holston Valley Healthcare, MBIA
02/15/09       7.200%              Aaa/AAA           750,000        802,155
02/15/13       5.750%              Aaa/AAA         1,000,000      1,053,310
                                                               ------------

TOTAL HEALTH & EDUCATION                                         23,791,355
                                                               ------------

HOUSING - 1.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21       5.200%, FSA          NR/AAA         1,000,000      1,032,340
Tennessee Housing
Development Agency
07/01/03       6.700%               Aa2/AA           190,000        200,868
01/01/11       5.800%               Aa2/AA           400,000        426,244
07/01/13       5.800%               Aa2/AA           350,000        365,533
                                                               ------------

TOTAL HOUSING                                                     2,024,985
                                                               ------------
INDUSTRIAL DEVELOPMENT - 1.1%
Cocke County
08/01/98       7.000%                A2/NR           560,000        561,495
Hamilton County
09/01/01       5.300%, FGIC        Aaa/AAA         1,000,000      1,036,170
Memphis Shelby County
03/15/05       5.400%               NR/AA-           500,000        532,320
                                                               ------------

TOTAL INDUSTRIAL DEVELOPMENT                                      2,129,985
                                                               ------------


Due                              Bond Rating        Principal   Value
Date           Coupon             Moody/S&P          Amount    (Note 1)
----           ------            -----------        ---------  --------
PUBLIC BUILDING AUTHORITY - 1.5%
Gatlinburg
12/01/01       6.500%, AMBAC       Aaa/AAA      $    500,000  $     539,225
Johnson City
09/01/14       5.000%, MBIA        Aaa/AAA         1,000,000      1,003,890
Montgomery County
12/15/00       7.500%               A1/AA-           110,000        110,245
Sevier County, AMBAC
09/01/06       5.500%              Aaa/AAA           775,000        827,708
09/01/10       5.400%               Aaa/NR           500,000        523,595
                                                               ------------

TOTAL PUBLIC BUILDING AUTHORITY                                   3,004,663
                                                               ------------

STATE AUTHORITY - 4.6%
Tennessee State Local
Development Authority
03/01/01       6.600%               A2/AA-           250,000        270,518
10/01/02       5.600%                 NR/A           400,000        424,772
03/01/03       6.700%               A2/AA-           750,000        813,435
03/01/05       5.500%               A2/AA-         2,500,000      2,680,850
03/01/11       5.750%               A2/AA-           250,000        265,008
03/01/14       5.125%, MBIA        Aaa/AAA         2,000,000      2,025,740
10/01/14       6.450%                 NR/A         1,000,000      1,089,940
Tennessee State School
Board Authority
05/01/06       5.750%                A1/AA           455,000        455,496
05/01/11       5.500%                A1/AA           500,000        527,435
05/01/11       6.875%                A1/AA           500,000        532,650
                                                               ------------

TOTAL STATE AUTHORITY                                             9,085,844
                                                               ------------

UTILITY - 20.5%
Clarksville
Water, Sewer & Gas, MBIA
02/01/01       5.500%              AAA/AAA           500,000        517,735
02/01/10       5.300%               AAA/NR           900,000        944,595
Collierville
Water & Sewer
11/01/10       5.300%, MBIA        AAA/AAA           475,000        493,772
Dickson
Electric
09/01/11       5.625%, MBIA        AAA/AAA         1,000,000      1,080,600
Fayetteville
Electric
04/01/11       5.250%                 A/NR         1,750,000      1,804,915
Franklin
Water & Sewer
09/01/11       5.000%               AA2/NR           750,000        766,718
Harpeth Valley
Utility District
09/01/03       5.250%                 A1/A         1,000,000      1,050,170
09/01/06       5.500%                 A1/A           500,000        534,820
09/01/11       5.500%                 A1/A         1,650,000      1,724,333
Jackson
Water & Sewer
07/01/98       6.900%, AMBAC       AAA/AAA           300,000        300,024
Johnson City
Electric, MBIA
05/01/10       5.400%              AAA/AAA           500,000        524,025
05/01/12       5.100%              AAA/AAA         1,500,000      1,527,780
Knox Chapman
Water & Sewer
01/01/04       5.500%, MBIA        AAA/AAA           605,000        641,457


       The accompanying notes are an integral part of the financial statements.
8

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due                              Bond Rating        Principal        Value
Date           Coupon             Moody/S&P          Amount         (Note 1)
----           ------            -----------        ---------       --------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
REVENUE BONDS (CONTINUED)
Utility (Continued)
Knoxville
Electric
07/01/12       5.700%               Aa3/AA      $    500,000   $    525,750
Knoxville
Gas
03/01/03       5.300%               Aa3/AA         1,000,000      1,047,680
03/01/14       5.350%               Aa3/AA         2,760,000      2,824,998
Knoxville
Waste Water
04/01/01       4.375%               Aa3/AA         2,000,000      2,016,920
La Follette
Electric, AMBAC
06/01/11       5.800%              Aaa/AAA           430,000        463,089
03/01/15       5.250%               Aaa/NR         1,000,000      1,022,280
La Vergne
Water & Sewer
03/01/14       5.400%                A1/NR           500,000        518,165
Lawrenceburg
Electric
07/01/06       5.200%, MBIA        Aaa/AAA           345,000        363,685
Lenoir City
Electric
06/01/07       5.000%, AMBAC        Aaa/NR         2,000,000      2,083,180
Madison
Utility District
02/01/10       5.600%, MBIA        Aaa/AAA           500,000        535,980
Memphis
Electric
01/01/03       5.800%                Aa/AA         1,000,000      1,065,440
01/01/10       5.000%                Aa/AA         1,000,000      1,027,320
Memphis
Sanitation Sewer System
01/01/05       5.250%              Aa2/AA+         2,250,000      2,383,223
Memphis
Water
01/01/01       6.900%                Aa/AA           250,000        255,188
Metropolitan Nashville & Davidson
Electric
05/15/06       4.700%               Aa3/AA         2,000,000      2,020,900
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08       5.000%, FGIC        Aaa/AAA         4,000,000      4,165,840
01/01/13       5.200%, FGIC        Aaa/AAA         1,500,000      1,573,380
01/01/15       5.750%, AMBAC       Aaa/AAA         1,000,000      1,069,320
Rutherford County
Water Works
02/01/11       5.100%, FGIC         Aaa/NR           500,000        509,470
Sevier County
Gas
05/01/11       5.400%, AMBAC        Aaa/NR         1,000,000      1,043,460
Sumner County
Solid Waste
08/01/04       5.125%, AMBAC        Aaa/AA         1,500,000      1,571,745
                                                               ------------

TOTAL UTILITY                                                    39,997,957
                                                               ------------

TOTAL REVENUE BONDS                                              84,604,209
                                                               ------------

TOTAL TENNESSEE MUNICIPAL OBLIGATIONS
  (Cost $171,750,759)                                           178,256,151
                                                               ------------


Due                              Bond Rating        Principal        Value
Date           Coupon             Moody/S&P          Amount         (Note 1)
----           ------            -----------        ---------       --------
OTHER STATE MUNICIPAL OBLIGATIONS - 6.4%
GENERAL OBLIGATION BONDS - 3.7%
Austin, Texas
09/01/06       7.000%                Aa/AA      $    750,000  $     797,220
Florida State
Board of Education
06/01/09       7.000%              Aaa/AA+           600,000        645,894
Harris County, Texas
08/15/15       6.500%                NR/NR           300,000        331,644
08/15/15       6.500%               Aa2/AA           785,000        855,281
Huntsville, Alabama
02/01/10       6.750%                Aa/NR           500,000        530,775
Illinois State
06/01/05       6.750%               Aa3/AA           500,000        535,085
Indiana
02/01/04       5.500%               NR/AAA           500,000        530,515
King County, Washington
12/01/06       7.000%                NR/NR           500,000        534,955
Las Vegas, Nevada
10/01/09       6.600%, FGIC        Aaa/AAA         1,000,000      1,101,760
Louisiana State
05/01/07       6.500%, AMBAC       Aaa/AAA         1,250,000      1,374,925
                                                               ------------

TOTAL GENERAL OBLIGATIONS BONDS                                   7,238,054
                                                               ------------
REVENUE BONDS - 2.7%
HEALTH & EDUCATION - 0.6%
Wisconsin State
Health & Education Facilities
11/15/10       6.250%               NR/AA+         1,000,000      1,086,030
                                                               ------------
TRANSPORTATION - 0.7%
Arizona State
Transportation Board
07/01/02       7.300%              Aaa/AA-           300,000        306,030
Indianapolis
Public Improvement Transportation
07/01/10       6.000%               Aa/AA-           950,000      1,016,472
                                                               ------------

TOTAL TRANSPORTATION                                              1,322,502
                                                               ------------

UTILITY - 1.4%
Washington State
Public Power Supply
07/01/01       7.000%, FGIC        Aaa/AAA         1,250,000      1,350,713
07/01/04       4.800%, MBIA        Aaa/AAA           500,000        511,245
Wisconsin State
Clean Water
06/01/05       6.700%               NR/AA+         1,000,000      1,090,310
                                                               ------------

TOTAL UTILITY                                                     2,952,268
                                                               ------------

TOTAL REVENUE BONDS                                               5,360,800
                                                               ------------

TOTAL OTHER STATE MUNICIPAL OBLIGATIONS
  (Cost $12,618,041)                                             12,598,854
                                                               ------------

                                                      Shares
                                                      ------
MONEY MARKET MUTUAL FUNDS - 2.9%
Federated Tennessee Municipal Cash Trust           5,691,872      5,691,872
  (Cost $5,691,872)                                            ------------


       The accompanying notes are an integral part of the financial statements.
                                                                               9

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998
(Showing Percentage of Total Value of Investments)


TOTAL INVESTMENTS - 100%
  (Cost $190,060,672)                                         $ 196,546,877
                                                               ------------
                                                               ------------

The Portfolio had the following insurance concentration greater than 10% at June 30, 1998 (as a percentage of net assets):

MBIA           17.3%
FGIC           13.4%

INCOME TAX INFORMATION:

At June 30, 1998, the net unrealized appreciation based on cost for income tax purposes of $190,060,672 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                  $  6,534,206

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                     (48,001)
                                                               ------------

Net unrealized appreciation                                    $  6,486,205
                                                               ------------
                                                               ------------
OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 1998 aggregated $43,340,127 and $11,057,756, respectively.

RATINGS:

The Moody's and S&P ratings are believed to be the most recent ratings at June 30, 1998. Ratings are not covered by the Report of Independent Accountants.

UNAUDITED INCOME TAX INFORMATION:

Tennessee Tax-Free Portfolio had designated all dividends paid during the year as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.



U.S. TREASURY MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due            Discount Rate or                     Principal        Value
Date           Coupon Rate                           Amount         (Note 1)
----           ----------------                     ---------       --------
U.S. TREASURY OBLIGATIONS - 55.7%
U.S. TREASURY NOTES
07/31/98       6.25%                            $  1,000,000  $   1,000,464
08/31/98       4.75%                               2,000,000      1,997,173
09/30/98       4.75%                               2,000,000      1,995,529
10/31/98       5.88%                               1,000,000      1,000,863
02/15/99       8.88%                               1,000,000      1,020,159
02/28/99       5.88%                               2,000,000      2,004,127
04/30/99       6.38%                               2,300,000      2,315,758
06/30/99       6.00%                               3,000,000      3,013,135

U.S. TREASURY BILLS
07/09/98       4.55%                              18,000,000     17,981,800
07/23/98       4.70%                               2,000,000      1,994,256
                                                               ------------

TOTAL U.S. TREASURY OBLIGATIONS                                  34,323,264
                                                               ------------

                                                    Maturity
                                                     Amount
                                                    --------

REPURCHASE AGREEMENTS - 44.3%
BZW, 5.60%, dated 06/30/98, due
07/01/98, collateralized by $8,280,000
U.S. Treasury Bond, 7.13% due
02/15/23                                           9,773,520      9,772,000

HSBC Securities Inc., 5.60%, dated
06/30/98, due 07/01/98, collateralized
by $7,847,000 U.S. Treasury Note,
5.75%, due 10/31/02                                7,809,215      7,808,000

Merrill Lynch, Inc., 5.60%, dated
06/30/98, due 07/01/98, collateralized
by $9,575,000 U.S. Treasury Note,
6.38%, due 01/15/00                                9,773,520      9,772,000
                                                               ------------

TOTAL REPURCHASE AGREEMENTS                                      27,352,000
                                                               ------------

TOTAL INVESTMENTS - 100%                                      $  61,675,264
                                                               ------------
                                                               ------------

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $61,675,264

As of June 30, 1998, the U.S. Treasury MoneyMarket Portfolio had capital loss carryovers of approximately $10,000 and $8,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005 and June 30, 2006, respectively.


The U.S. Treasury Money Market Portfolio intends to elect to defer to its fiscal year ending June 30, 1999 $5,695 of losses recognized during the period November 1, 1997 to June 30, 1998.


       The accompanying notes are an integral part of the financial statements.
10

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due            Discount Rate or                     Principal        Value
Date           Coupon Rate                           Amount         (Note 1)
----           ----------------                     ---------       --------
U.S. TREASURY OBLIGATIONS - 1.1%
U.S TREASURY NOTES
08/31/98       4.75%                            $  1,000,000  $     998,537
                                                               ------------

TOTAL U.S. TREASURY OBLIGATIONS                                     998,537
                                                               ------------

U.S. GOVERNMENT OBLIGATIONS - 91.2%
Federal Farm Credit Bank
07/01/98       5.50%*                              5,000,000      4,997,612
11/03/98       5.70%                               5,000,000      5,000,725
Federal Home Loan Bank
09/25/98       6.11%                               3,000,000      3,002,559
01/22/99       5.39%                               2,000,000      1,997,687
02/26/99       5.56%                               1,000,000      1,000,000
03/12/99       5.61%                               3,000,000      2,999,298
03/23/99       5.55%                               1,030,000      1,029,094
Federal Home Loan Mortgage Corp.
07/14/98       5.44%                                 440,000        439,137
07/24/98       5.43%                               1,090,000      1,086,212
Federal National Mortgage Association
07/01/98       5.63%*                             10,000,000      9,992,908
07/07/98       5.26%*                              5,000,000      5,000,000
07/10/98       5.30%                               1,000,000        998,642
07/10/98       5.22%                               4,000,000      3,999,589
07/17/98       5.44%*                             10,000,000      9,995,032
07/31/98       5.68%                               2,000,000      2,000,006
10/08/98       5.30%                               2,191,000      2,159,066
10/09/98       5.46%                               2,000,000      1,969,666
11/02/98       5.39%                                 976,000        957,880
11/09/98       5.38%                               2,000,000      1,960,846
12/07/98       5.30%                               2,000,000      1,953,183
03/10/99       9.55%                               1,000,000      1,025,903
Student Loan Marketing Association
07/07/98       5.51%*                             10,000,000      9,997,358
07/07/98       5.63%*                              5,000,000      4,999,369
12/17/98       5.74%                               3,000,000      3,001,686
06/30/99       5.63%                               1,000,000        999,408
                                                               ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS                                82,562,866
                                                               ------------
                                                    Maturity
                                                     Amount
REPURCHASE AGREEMENTS - 7.7%                       ---------
HSBC Securities Inc., 5.60%, dated
06/30/98, due 07/01/98, collateralized
by $3,248,000 U.S. Treasury Note, 6.88%,
due 05/15/06                                       3,462,539      3,462,000

Donaldson, Lufkin & Jenrette Securities
Corp., 5.50%, dated 06/30/98, due
07/01/98, collateralized by $2,409,000
U.S. Treasury Bond, 9.88%, due
11/15/15                                           3,462,529      3,462,000
                                                               ------------

TOTAL REPURCHASE AGREEMENTS                                       6,924,000
                                                               ------------

TOTAL INVESTMENTS - 100%                                      $  90,485,403
                                                               ------------
                                                               ------------

*Floating or variable rate security - rate disclosed as of June 30, 1998. Maturity date represents the next interest reset date.



INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $90,485,403

As of June 30, 1998, the U.S. Government MoneyMarket Portfolio had capital loss carryovers of approximately $7,000 and $1,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005 and June 30, 2006, respectively.


       The accompanying notes are an integral part of the financial statements.
                                                                              11

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due            Discount Rate or                     Principal        Value
Date           Coupon Rate                           Amount         (Note 1)
----           -----------                          ---------       --------
MUNICIPAL BONDS & NOTES - 100.0%
ALABAMA - 2.5%
Montgomery
Special Care Facilities
07/07/98       3.50%*                           $  1,000,000  $   1,000,000
                                                               ------------

ALASKA - 3.7%
City of Valdez
10/08/98       3.55%                               1,500,000      1,500,000
                                                               ------------
ARIZONA - 3.7%
Maricopa County, Pollution Control
10/15/98       3.55%                               1,500,000      1,500,000
                                                               ------------

FLORIDA - 8.5%
City of Jacksonville
10/13/98       3.60%                               2,000,000      2,000,000
Sunshine State Government
Finance Commission
08/19/98       3.55%                               1,400,000      1,400,000
                                                               ------------

                                                                  3,400,000
                                                               ------------
GEORGIA - 7.9%
Burke County
Development Authority, Pollution Control
07/01/98       3.80%*                                900,000        900,000
Cobb County Housing Authority
Post Bridge Project
07/07/98       3.60%*                                550,000        550,000
Georgia
Municipal Gas Authority
07/07/98       3.50%*                              1,000,000      1,000,000
Smyrna Housing Authority
Post Valley Project
07/07/98       3.60%*                                700,000        700,000
                                                               ------------

                                                                  3,150,000
                                                               ------------
KANSAS - 2.5%
BURLINGTON, POLLUTION CONTROL
07/10/98       3.60%                               1,000,000      1,000,000
                                                               ------------

MICHIGAN - 5.7%
Michigan State Strategic Fund
07/01/98       3.80%*                                900,000        900,000
Royal Oak
Hospital Finance Authority
07/01/98       4.00%*                              1,400,000      1,400,000
                                                               ------------
                                                                  2,300,000
                                                               ------------
MISSOURI - 2.0 %
Kansas City
Industrial Development
07/07/98       3.60%*                                800,000        800,000
                                                               ------------

NEVADA - 2.5%
Clark County, Airport Authority
07/07/98       3.40%*                                990,000        990,000
                                                               ------------

NEW HAMPSHIRE - 1.7%
New Hampshire
Health & Education
07/07/98       3.60%*                                700,000        700,000
                                                               ------------


Due            Discount Rate or                     Principal        Value
Date           Coupon Rate                           Amount         (Note 1)
----           ----------------                     ---------       ---------
NEW YORK - 3.5%
New York City
07/01/98       4.00%*                           $  1,000,000  $   1,000,000
07/01/98       4.10%*                                100,000        100,000
New York & New Jersey
Port Authority
07/01/98       3.75%*                                200,000        200,000
New York City
Water & Sewer System
07/01/98       4.10%*                                100,000        100,000
                                                               ------------

                                                                  1,400,000
                                                               ------------

NORTH CAROLINA - 5.1%
Greensboro
Public Improvement
07/07/98       3.45%*                              1,850,000      1,850,000
Raleigh Durham Airport Authority
American Airlines
07/01/98       3.85%*                                200,000        200,000
                                                               ------------

                                                                  2,050,000
                                                               ------------
OHIO - 9.5%
Medina County Housing
Oaks at Medina
07/07/98       3.60%*                              1,800,000      1,800,000
Parma Bond Anticipation Notes
08/04/98       4.95%                               1,000,000      1,000,942
08/05/98       4.95%                               1,000,000      1,001,233
                                                               ------------
                                                                  3,802,175
                                                               ------------
TENNESSEE - 24.5%
Chattanooga Health, Education & Housing
Baylor
07/07/98       3.65%*                              1,225,000      1,225,000
Clarksville Public Building Authority
07/07/98       3.60%*                              1,600,000      1,600,000
Knox County
Industrial Development
07/15/98       3.44%*                              1,400,000      1,400,000
Memphis
07/01/98       3.70%*                              1,200,000      1,200,000
07/07/98       3.70%*                                700,000        700,000
Metro. Gov't Nashville
Airport
07/07/98       3.55%*                                800,000        800,000
Metro. Gov't Nashville & Davidson
07/07/98       3.60%*                              1,700,000      1,700,000
Washington County
Industrial Development Springbrook
Property
07/07/98       3.60%*                              1,150,000      1,150,000
                                                               ------------
                                                                  9,775,000
                                                               ------------
TEXAS - 10.5%
Texas State Tax & Revenue
Anticipation Notes
08/31/98       4.75%                               2,000,000      2,003,168
Texas Water Development
07/01/98       4.00%*                                700,000        700,000
University of Texas
Board of Regents
10/13/98       3.60%                               1,500,000      1,500,000
                                                               ------------

                                                                  4,203,168
                                                               ------------


       The accompanying notes are an integral part of the financial statements.
12

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due            Discount Rate or                     Principal        Value
Date           Coupon Rate                           Amount         (Note 1)
----           ----------------                     ---------       --------
MUNICIPAL BONDS & NOTES (CONTINUED)
VIRGINIA - 5.0%
Roanoke
Industrial Development
07/01/98       3.80%*                           $  2,000,000  $   2,000,000
                                                               ------------
[cad 217]WYOMING - 1.2%
Lincoln County
Pollution Control, Exxon
07/01/98       3.80%*                                500,000        500,000
                                                               ------------
TOTAL MUNICIPAL BONDS & NOTES                                    40,070,343
                                                               ------------
TOTAL INVESTMENTS - 100%                                      $  40,070,343
                                                               ------------
                                                               ------------

*Floating or variable rate security - rate disclosed as of June 30, 1998. Maturity date represents the next interest rate reset.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $40,070,343

As of June 30, 1998, the Municipal MoneyMarket Portfolio had capital loss carryovers of approximately $3,000 and $1,000 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2002 and June 30, 2006, respectively.

UNAUDITED INCOME TAX INFORMATION:

Municipal Money Market Portfolio had designated all dividends paid during the year as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.



CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due            Discount Rate or                     Principal         Value
Date           Coupon Rate                           Amount          (Note 1)
----           ----------------                     ---------        --------
COMMERCIAL PAPER - 78.0%
AMUSEMENT - 2.0%
Walt Disney Co.
07/20/98       5.46%                            $  2,000,000  $   1,994,236
                                                               ------------
ASSET-BACKED SECURITIES - 16.1%
Beta Finance, Inc.
10/15/98       5.48%                               2,500,000      2,459,661
CC USA, Inc.
09/21/98       5.51%                               2,500,000      2,468,624
CXC, Inc.
09/16/98       5.47%                               3,000,000      2,964,901
Ciesco L. P.
07/24/98       5.47%                               3,000,000      2,989,515
Corporate Receivables Corp.
08/17/98       5.52%                               2,000,000      1,985,587
Windmill Funding Corp.
08/14/98       5.63%                               3,000,000      2,979,357
                                                               ------------
TOTAL ASSET-BACKED SECURITIES                                    15,847,645
                                                               ------------
BUSINESS CREDIT INSTITUTIONS - 9.0%
Enterprise Funding Corp.
08/04/98       5.52%                               2,000,000      1,989,574
General Electric Capital Corp.
10/15/98       5.52%                               4,000,000      3,934,987
National Rural Utility Coop.
09/25/98       5.49%                               3,000,000      2,960,655
                                                               ------------
TOTAL BUSINESS CREDIT INSTITUTIONS                                8,885,216
                                                               ------------
CHEMICAL & ALLIED PRODUCTS - 2.0%
Monsanto Co.
07/15/98       5.46%                               2,000,000      1,995,753
                                                               ------------
FINANCIAL LESSORS - 2.0%
IBM Credit Corp.
09/28/98       5.46%                               2,000,000      1,973,003
                                                               ------------
FOOD - 3.0%
Diageo Capital PLC
08/31/98       5.47%                               3,000,000      2,972,194
                                                               ------------
HOUSEHOLD AUDIO & VIDEO EQUIPMENT - 3.0%
Panasonic Finance, Inc.
09/04/98       5.50%                               3,000,000      2,970,208
                                                               ------------
INSURANCE - 7.0%
American General Corp.
08/26/98       5.50%                               3,000,000      2,974,333
Prudential Funding Corp.
08/05/98       5.47%                               1,750,000      1,740,693
10/22/98       5.51%                               2,250,000      2,211,086
                                                               ------------
TOTAL INSURANCE                                                   6,926,112
                                                               ------------
MANUFACTURING - 4.1%
Fortune Brands, Inc.
07/01/98       6.25%                               4,000,000      4,000,000
                                                               ------------

MOTOR & GENERATORS - 3.0%
BTR Dunlop Finance, Inc.
07/09/98       5.42%                               3,000,000      2,996,387
                                                               ------------


       The accompanying notes are an integral part of the financial statements.
                                                                              13

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998
(Showing Percentage of Total Value of Investments)


Due            Discount Rate or                     Principal        Value
Date           Coupon Rate                           Amount         (Note 1)
----           ----------------                     ---------       --------
COMMERCIAL PAPER (CONTINUED)
PAPER MILLS - 4.1%
Sonoco Products Co.
07/01/98       6.25%                            $  4,000,000  $   4,000,000
                                                               ------------

PERSONAL CREDIT INSTITUTIONS - 3.1%
American Express Credit Corp.
07/29/98       5.45%                               3,000,000      2,987,284
                                                               ------------

PERSONAL SERVICES - 4.0%
Block Financial Corp.
08/17/98       5.53%                               4,000,000      3,971,121
                                                               ------------

PETROLEUM REFINING - 4.1%
Koch Industries
07/01/98       6.25%                               4,000,000      4,000,000
                                                               ------------

PIPELINES - 3.0%
Colonial Pipeline Co.
10/27/98       5.52%                               3,000,000      2,945,719
                                                               ------------

SECURITY BROKER/DEALERS - 4.0%
Merrill Lynch & Co., Inc.
10/23/98       5.52%                               4,000,000      3,930,080
                                                               ------------

SWITCHGEAR & SWITCHBOARD APPARATUS - 4.5%
Cooper Industries, Inc.
07/01/98       6.50%                               4,425,000      4,425,000
                                                               ------------

TOTAL COMMERCIAL PAPER                                           76,819,958
                                                               ------------

VARIABLE RATE NOTES - 17.2%
FINANCIAL SERVICES - 3.1%
BancOne Corp.
09/18/98       5.63%*                              3,000,000      2,999,923
                                                               ------------

PERSONAL CREDIT INSTITUTIONS - 12.1%
American Honda Finance Corp.
07/16/98       5.66%*                              3,000,000      3,000,000
Associates Corp. of North America
09/10/98       5.51%*                              4,000,000      3,956,532
Beneficial Corp.
08/04/98       5.66%*                              3,000,000      2,999,785
Dean Witter, Discover & Co.
07/21/98       5.69%*                              2,000,000      2,000,150
                                                               ------------

TOTAL PERSONAL CREDIT INSTITUTIONS                               11,956,467
                                                               ------------

SECURITY BROKER/DEALERS - 2.0%
Bear Stearns Co.
08/07/98       5.64%*                              2,000,000      2,000,000
                                                               ------------

TOTAL VARIABLE RATE NOTES                                        16,956,390
                                                               ------------

                                                    Maturity
                                                     Amount
                                                    --------
REPURCHASE AGREEMENT - 4.8%
HSBC Securities Inc., 5.60%, dated
06/30/98, due 07/01/98, collateralized
by $4,288,000 U.S. Treasury Note, 7.50%,
due 02/15/05                                       4,760,740      4,760,000
                                                               ------------

TOTAL INVESTMENTS - 100%                                        $98,536,348
                                                               ------------
                                                               ------------



*Floating or variable rate security - rate disclosed as of June 30, 1998. Maturity date represents the next interest rate reset.

INCOME TAX INFORMATION:

Total cost for income tax purposes - $98,536,348

The Cash Reserve Portfolio intends to elect to defer to its fiscal year ending June 30, 1999, $3,292 of losses recognized during the period November 1, 1997 to June 30, 1998.




       The accompanying notes are an integral part of the financial statements.
14

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

                                                     GROWTH & INCOME       CAPITAL APPRECIATION
                                                       PORTFOLIO                PORTFOLIO
                                                 ----------------------------------------------
ASSETS:

Investments, at value (cost-see below)(Note 1)      $ 777,112,326             $ 38,989,010
Receivable for investments sold                         1,271,958                  487,966
Receivable for portfolio shares sold                      460,076                    6,321
Dividends receivable                                      578,616                    7,371
Interest receivable                                       109,269                    7,576
Other assets                                               16,102                        0
                                                 ----------------------------------------------
       Total assets                                   779,548,347               39,498,244
                                                 ----------------------------------------------

LIABILITIES:

Payable for investments purchased                         885,815                  423,567
Payable for portfolio shares redeemed                     272,695                        0
Accrued advisory fee                                      315,883                   21,896
Accrued administration fee                                 92,282                    7,311
Accrued co-administration fee                              31,324                    1,633
Accrued 12b-1 fee                                          63,806                      290
Accrued shareholder servicing fee                          31,904                      419
Other payables and accrued expenses                       269,231                   38,358
                                                 ----------------------------------------------
       Total liabilities                                1,962,940                  493,474
                                                 ----------------------------------------------
NET ASSETS                                          $ 777,585,407             $ 39,004,770
                                                 ----------------------------------------------
                                                 ----------------------------------------------

NET ASSETS CONSIST OF:

Paid in capital                                    $  502,991,638            $  38,039,708
Undistributed net investment income                        11,160                        0
Accumulated net realized gain on
   investments                                          7,344,716                  758,990
Net unrealized appreciation
   in value of investments                            267,237,893                  206,072
                                                 ----------------------------------------------
NET ASSETS                                         $  777,585,407            $  39,004,770
                                                 ----------------------------------------------
                                                 ----------------------------------------------
COST OF INVESTMENTS                                 $ 509,874,433            $  38,782,938
                                                 ----------------------------------------------
                                                 ----------------------------------------------

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                         $  651,362,866            $  37,014,467
   Class II                                        $   46,862,506            $   1,399,982
   Class III                                       $   79,360,035            $     590,321
                                                 ----------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                             30,205,361                3,446,954
   Class II                                             2,171,145                  130,766
   Class III                                            3,696,416                   55,481
                                                 ----------------------------------------------
Net Asset Value and redemption price per
  share
   Class I                                                 $21.56                   $10.74
   Class II                                                $21.58                   $10.71
   Class III                                               $21.47                   $10.64
                                                 ----------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                               $21.56                   $10.74
   Class II (net asset value plus maximum
      sales charge of 5.75% of offering price)             $22.90                   $11.36
   Class III (no sales charge)                             $21.47                   $10.64
                                                 ----------------------------------------------


       The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

                                                        BOND               INTERMEDIATE BOND       TENNESSEE TAX-FREE
                                                      PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                   ------------------------------------------------------------------
ASSETS:

Investments, at value (cost-see below)(Note 1)     $  220,076,341           $  198,471,721           $  196,546,877
Receivable for portfolio shares sold                       18,015                   14,398                   89,369
Interest receivable                                     3,502,180                3,005,684                2,856,743
Other assets                                                7,861                    5,927                    1,144
                                                   ------------------------------------------------------------------
       Total assets                                   223,604,397              201,497,730              199,494,133
                                                   ------------------------------------------------------------------
LIABILITIES:

Payable for investments purchased                         104,677                        0                3,548,168
Payable for portfolio shares redeemed                       2,722                   23,124                   43,000
Accrued advisory fee                                       27,091                        0                        0
Accrued administration fee                                 27,942                   23,861                   16,469
Accrued co-administration fee                               9,310                    8,401                    8,045
Dividends payable                                         349,220                  545,394                  672,636
Accrued 12b-1 fee                                           2,007                       10                    5,571
Accrued shareholder servicing fee                             996                      175                        0
Other payables and accrued expenses                        79,066                   84,302                   73,092
                                                   ------------------------------------------------------------------
       Total liabilities                                  603,031                  685,267                4,366,981
                                                   ------------------------------------------------------------------
NET ASSETS                                         $  223,001,366           $  200,812,463           $  195,127,152
                                                   ------------------------------------------------------------------
                                                   ------------------------------------------------------------------
NET ASSETS CONSIST OF:

Paid in capital                                    $  215,034,757           $  198,529,977           $  188,115,530
(Over) Undistributed net investment income                (24,216)                 135,043                   32,059
Accumulated net realized gain on
   investments                                          1,701,053                  216,237                  493,358
Net unrealized appreciation in value of
   investments                                          6,289,772                1,931,206                6,486,205
                                                   ------------------------------------------------------------------
NET ASSETS                                         $  223,001,366           $  200,812,463           $  195,127,152
                                                   ------------------------------------------------------------------
                                                   ------------------------------------------------------------------

COST OF INVESTMENTS                                $  213,786,569           $  196,540,515           $  190,060,672
                                                   ------------------------------------------------------------------
                                                   ------------------------------------------------------------------

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                         $  219,087,651           $  199,872,487           $  176,884,262
   Class II                                        $    1,800,517           $      923,229           $    8,973,118
   Class III                                       $    2,113,198           $       16,747           $    9,269,772
                                                   ------------------------------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                             21,295,177               19,951,080               17,149,538
   Class II                                               175,460                   92,160                  868,150
   Class III                                              205,810                    1,671                  897,838
                                                   ------------------------------------------------------------------
Net Asset Value and redemption price per
  share
   Class I                                                 $10.29                   $10.02                   $10.31
   Class II                                                $10.26                   $10.02                   $10.34
   Class III                                               $10.27                   $10.02                   $10.32
                                                   ------------------------------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                               $10.29                   $10.02                   $10.31
   Class II (net asset value plus maximum
      sales charge of 3.75% of offering price)             $10.66                   $10.41                   $10.74
   Class III (no sales charge)                             $10.27                   $10.02                   $10.32
                                                   ------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

                                            U.S. TREASURY      U.S. GOVERNMENT       MUNICIPAL             CASH
                                            MONEY MARKET        MONEY MARKET        MONEY MARKET          RESERVE
                                             PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                         ----------------------------------------------------------------------------
ASSETS:
Investments, at value (1)(Note 1)          $ 61,675,264       $ 90,485,403         $ 40,070,343        $ 98,536,348
Cash                                                409                680                    0                 947
Receivable for portfolio shares sold                  0                  0                    0              99,460
Interest receivable                             193,669            725,397              328,768              91,994
Other assets                                      3,594              4,567                4,920               2,871
                                         ----------------------------------------------------------------------------
       Total assets                          61,872,936         91,216,047           40,404,031          98,731,620
                                         ----------------------------------------------------------------------------

LIABILITIES:
Payable for shares redeemed                           0                  0                    0               6,500
Dividends payable                               223,103            377,805              101,317             179,953
Accrued management fee                            4,003              7,404                3,154               7,669
Accrued administration fee                        3,467              5,544                2,354               5,748
Accrued co-administration fee                     1,181              1,896                  949               1,924
Accrued 12b-1 fee                                12,851              5,366                2,091              14,587
Other payables and accrued expenses              26,317             49,508               85,195              30,069
                                         ----------------------------------------------------------------------------
       Total liabilities                        270,922            447,523              195,060             246,450
                                         ----------------------------------------------------------------------------
NET ASSETS                                 $ 61,602,014       $ 90,768,524         $ 40,208,971        $ 98,485,170
                                         ----------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                            $ 61,622,631       $ 90,776,013         $ 40,212,881        $ 98,488,378
Undistributed net investment income                  80                331                    0                  22
Accumulated net realized loss
   on investments                               (20,697)            (7,820)              (3,910)             (3,230)
                                         ----------------------------------------------------------------------------
NET ASSETS                                 $ 61,602,014       $ 90,768,524         $ 40,208,971        $ 98,485,170
                                         ----------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------

NET ASSET VALUE, offering price and
    redemption price per share (2)                $1.00              $1.00                $1.00               $1.00
                                         ----------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------


(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios in the amounts of $27,352,000, $6,924,000, $0 and $4,760,000 respectively.

(2)                                                 Shares Outstanding
                                      Net      ($.001 par value, unlimited
                                     Assets         shares authorized)
                                     ------         ------------------
U.S. Treasury Money Market
     Class I                   $  19,314,017           19,326,535
     Class III                    42,287,997           42,296,096
U.S. Government Money Market
     Class I                      88,255,063           88,262,665
     Class III                     2,513,461            2,513,348
Municipal Money Market
     Class I                      36,279,473           36,283,395
     Class III                     3,929,498            3,929,486
Cash Reserve
     Class I                      40,242,478           40,243,265
     Class III                    58,242,692           58,245,113


       The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 1998

                                                         GROWTH & INCOME         CAPITAL APPRECIATION
                                                            PORTFOLIO                  PORTFOLIO*
                                                  ---------------------------------------------------
INVESTMENT INCOME:
Dividends                                               $   5,792,627                $   33,209
Interest                                                    1,982,416                   104,195
                                                  ---------------------------------------------------
       Total investment income                              7,775,043                   137,404
                                                  ---------------------------------------------------
EXPENSES:
Management fee (Note 3)                                     3,169,117                   186,828
Administration fee (Note 4)                                   731,335                    32,970
Co-administration fee (Note 4)                                243,778                    10,990
Fund accounting/Transfer agent fee:
   Class I                                                    209,867                    23,071
   Class II                                                    31,672                     1,155
   Class III                                                   71,931                       536
Blue Sky fee:
   Class I                                                      5,327                     9,615
   Class II                                                     3,650                       562
   Class III                                                    2,375                       373
Distribution fee:
   Class III                                                  481,934                     2,508
Shareholder servicing fee:
   Class II                                                    76,175                     1,631
   Class III                                                  160,645                       836
Custodian fee                                                  99,998                     6,462
Trustees fee                                                   26,737                       725
Registration fee                                               72,994                     6,660
Audit                                                          20,623                    16,946
Legal                                                          15,680                       923
Reports to Shareholders                                        11,352                     1,033
Miscellaneous                                                  55,446                     3,232
                                                  ---------------------------------------------------
   Total expenses before waiver                             5,490,636                   307,056
Waiver of expenses (Note 5)                                  (731,335)                  (43,750)
                                                  ---------------------------------------------------
   Net expenses                                             4,759,301                   263,306
                                                  ---------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                3,015,742                  (125,902)
                                                  ---------------------------------------------------

Net realized gain on investments                           10,927,323                   884,892
Change in net unrealized appreciation/
   depreciation                                           103,659,235                   206,072
                                                  ---------------------------------------------------
Net gain on investments                                   114,586,558                 1,090,964
                                                  ---------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS              $ 117,602,300                $  965,062
                                                  ---------------------------------------------------
                                                  ---------------------------------------------------

*For the period September 2, 1997 through June 30, 1998.


       The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 1998

                                                        BOND               INTERMEDIATE BOND       TENNESSEE TAX-FREE
                                                      PORTFOLIO                PORTFOLIO*               PORTFOLIO
                                                   ------------------------------------------------------------------
INTEREST INCOME                                     $  10,436,356             $  4,009,736             $  4,010,664
                                                   ------------------------------------------------------------------
EXPENSES:
Management fee (Note 3)                                   887,260                  320,973                  398,898
Administration fee (Note 4)                               241,980                   96,292                  119,670
Co-administration fee (Note 4)                             80,660                   32,087                   39,890
Fund accounting/Transfer agent fee:
   Class I                                                 96,119                   37,651                   43,699
   Class II                                                 1,318                      192                    8,262
   Class III                                                5,265                        1                    5,843
Blue Sky fee:
   Class I                                                  7,725                    1,854                    1,201
   Class II                                                 1,117                       57                    1,201
   Class III                                                  487                        0                    1,201
Distribution fee:
   Class III                                               17,602                       10                   45,138
Shareholder servicing fee:
   Class II                                                 3,587                      639                        0
   Class III                                                5,867                        3                        0
Custodian fee                                              44,118                   13,994                   12,440
Trustees fee                                                8,679                    1,990                    3,471
Registration fee                                            9,080                   38,258                   25,377
Audit                                                      19,841                    4,429                   13,907
Legal                                                       6,913                    2,504                    2,068
Reports to Shareholders                                     3,231                    2,760                    1,798
Miscellaneous                                              22,177                    9,309                    9,256
                                                   ------------------------------------------------------------------
   Total expenses before waiver                         1,463,026                  563,013                  733,320
Waiver of expenses (Note 5)                              (645,280)                (326,568)                (446,090)
Fees reimbursed by administrator (Note 5)                       0                        0                  (15,046)
                                                   ------------------------------------------------------------------
   Net expenses                                           817,746                  236,445                  272,184
                                                   ------------------------------------------------------------------

NET INVESTMENT INCOME                                   9,618,610                3,773,291                3,738,480
                                                   ------------------------------------------------------------------

Net realized gain on investments                        2,329,047                  351,280                  560,943
Change in net unrealized appreciation/
   depreciation                                         4,587,848                   16,917                  286,177
                                                   ------------------------------------------------------------------
Net gain on investments                                 6,916,895                  368,197                  847,120
                                                   ------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $  16,535,505             $  4,141,488             $  4,585,600
                                                   ------------------------------------------------------------------
                                                   ------------------------------------------------------------------

*For the period March 2, 1998 through June 30, 1998.


       The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 1998

                                            U.S. TREASURY      U.S. GOVERNMENT       MUNICIPAL             CASH
                                            MONEY MARKET        MONEY MARKET        MONEY MARKET          RESERVE
                                             PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                         ----------------------------------------------------------------------------
INTEREST INCOME                             $ 3,060,400        $ 5,343,377          $ 1,925,199         $ 3,796,912
                                         ----------------------------------------------------------------------------
EXPENSES:
Management fee (Note 3)                         137,999            238,922              131,526             166,825
Administration fee (Note 4)                      41,400             71,676               39,458              50,048
Co-administration fee (Note 4)                   27,600             47,784               26,305              33,365
Fund accounting/Transfer agent fee
   Class I                                        7,463             45,027               32,408              13,035
   Class III                                     25,136              2,887                6,531              29,718
Blue sky fee:
   Class I                                        4,022              4,301                5,442               2,796
   Class III                                      1,981              1,925                1,420               3,457
Distribution fee:
   Class III                                    117,407             11,375               23,088             120,021
Custodian fee                                    40,556             42,181                9,962              25,268
Trustees fee                                      3,664              5,824                5,195               3,727
Audit                                             8,600             22,214               17,282              11,928
Legal                                             1,038              4,884                4,474               2,701
Reports to shareholders                               0                  0                4,363                 632
Miscellaneous                                     9,857             14,069                8,984               8,786
                                         ----------------------------------------------------------------------------
   Total expenses before waiver                 426,723            513,069              316,438             472,307
Waiver of expenses (Note 5)                     (96,599)          (167,245)             (92,068)           (116,777)
                                         ----------------------------------------------------------------------------
   Net expenses                                 330,124            345,824              224,370             355,530
                                         ----------------------------------------------------------------------------

NET INVESTMENT INCOME                         2,730,276          4,997,553            1,700,829           3,441,382
                                         ----------------------------------------------------------------------------

Net realized gain (loss) on investments          (8,602)              (104)                 578              (3,292)
                                         ----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                               $ 2,721,674        $ 4,997,449          $ 1,701,407         $ 3,438,090
                                         ----------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 GROWTH & INCOME                   CAPITAL APPRECIATION
                                                                   PORTFOLIO                            PORTFOLIO
                                                -----------------------------------------------------------------------
                                                                                                       For the Period
                                                      For the Year             For the Year          September 2, 1997
                                                     Ended June 30,           Ended June 30,            to June 30,
                                                         1998                     1997                     1998
                                                -----------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                    $    3,015,742           $    2,298,772            $    (125,902)
   Net realized gain on
     Investments                                       10,927,323               14,550,673                  884,892
   Change in net unrealized
     appreciation/depreciation                        103,659,235               43,526,139                  206,072
                                                -----------------------------------------------------------------------
   Net increase in net assets from
     operations                                       117,602,300               60,375,584                  965,062
                                                -----------------------------------------------------------------------
DISTRIBUTIONS:
From net investment income:
   Class I                                             (2,843,865)              (2,145,885)                       0
   Class II                                              (160,717)                 (48,979)                       0
   Class III                                                    0                 (103,908)                       0
From net realized gain:
   Class I                                            (10,122,599)              (9,969,819)                       0
   Class II                                            (1,037,908)                (309,364)                       0
   Class III                                           (2,240,676)              (2,220,318)                       0
                                                -----------------------------------------------------------------------
Net decrease in net assets
   from distributions                                 (16,405,765)             (14,798,273)                       0
                                                -----------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                      137,051,702               51,974,255               38,987,569
   Proceeds from shares issued in
     connection with common trust
     fund and collective investment
     pool conversion (Note 6)                         336,944,637                        0                        0
   Reinvested dividends                                14,882,981               14,030,548                        0
   Cost of shares redeemed                           (100,318,257)             (21,710,132)                (947,861)
                                                -----------------------------------------------------------------------
   Net increase in net assets
     from share transactions                          388,561,063               44,294,671               38,039,708
                                                -----------------------------------------------------------------------

        Total increase in net assets                  489,757,598               89,871,982               39,004,770

NET ASSETS:
   Beginning of period                                287,827,809              197,955,827                        0
                                                -----------------------------------------------------------------------

   End of period*                                    $777,585,407             $287,827,809              $39,004,770
                                                -----------------------------------------------------------------------
                                                -----------------------------------------------------------------------
*Includes undistributed
     net investment income of                           $  11,160                     $  0                     $  0


       The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                   BOND               INTERMEDIATE BOND         TENNESSEE TAX-FEE
                                                 PORTFOLIO                PORTFOLIO                 PORTFOLIO
                                     ------------------------------------------------------------------------------------
                                                                        For the Period
                                       For the Year     For the Year     March 2, 1998    For the Year      For the Year
                                      Ended June 30,    Ended June 30,    to June 30,     Ended June 30,   Ended June 30,
                                           1998              1997           1998              1998            1997
                                     ------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income             $   9,618,610    $   7,390,633    $   3,773,291    $   3,738,480       $  661,422
   Net realized gain (loss) on
     investments                         2,329,047          289,070          351,280          560,943          (28,586)
   Change in net unrealized
     appreciation/depreciation           4,587,848        1,087,850           16,917          286,177          422,965
                                     ------------------------------------------------------------------------------------
   Net increase in net assets
     from operations                    16,535,505        8,767,553        4,141,488        4,585,600        1,055,801
                                     ------------------------------------------------------------------------------------
DISTRIBUTIONS:
From net investment income:
   Class I                              (9,451,778)      (7,213,796)      (3,758,861)      (3,130,378)        (364,252)
   Class II                                (82,660)         (30,004)         (14,367)        (344,269)        (173,237)
   Class III                              (112,904)        (146,985)             (63)        (263,833)        (123,185)
                                     ------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                   (9,647,342)      (7,390,785)      (3,773,291)      (3,738,480)        (660,674)
                                     ------------------------------------------------------------------------------------
SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares        49,650,869       17,933,516       29,636,640       46,234,728       17,035,878
   Proceeds from shares issued in
     connection with common trust
     fund and collective investment
     pool conversion (Note 6)           48,681,990                0      184,904,888      148,766,645                0
   Reinvested dividends                  7,562,651        6,757,582        1,629,713          521,092          255,022
   Cost of shares redeemed             (16,361,008)     (10,833,267)     (15,726,975)     (21,869,114)      (5,755,651)
                                     ------------------------------------------------------------------------------------
   Net increase in net assets
     from share transactions            89,534,502       13,857,831      200,444,266      173,653,351       11,535,249

        Total increase in net assets    96,422,665       15,234,599      200,812,463      174,500,471       11,930,376

NET ASSETS:
   Beginning of period                 126,578,701      111,344,102                0       20,626,681        8,696,305
                                     ------------------------------------------------------------------------------------

   End of period*                    $ 223,001,366    $ 126,578,701    $ 200,812,463    $ 195,127,152     $ 20,626,681
                                     ------------------------------------------------------------------------------------
                                     ------------------------------------------------------------------------------------

*Includes (over) undistributed
    net investment income of            $  (24,216)      $  (49,220)     $  135,043         $  32,059           $  748


       The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                       U.S. TREASURY MONEY                    U.S. GOVERNMENT MONEY
                                                         MARKET PORTFOLIO                         MARKET PORTFOLIO
                                               ---------------------------------------------------------------------------
                                                   For the Year       For the Year        For the Year       For the Year
                                                  Ended June 30,     Ended June 30,      Ended June 30,     Ended June 30,
                                                      1998               1997                1998               1997
                                               ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                        $  2,730,276       $  4,098,295        $  4,997,553         $  4,857,113
   Net realized loss on investments                   (8,602)            (8,150)               (104)              (5,138)
                                               ---------------------------------------------------------------------------
   Net increase in net assets from
     operations                                    2,721,674          4,090,145           4,997,449            4,851,975
                                               ---------------------------------------------------------------------------
DISTRIBUTIONS:
From net investment income
   Class I                                          (418,272)        (3,282,521)         (4,772,745)          (4,786,653)
   Class III                                      (2,311,924)          (815,774)           (224,807)             (70,130)
                                               ---------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                  (2,730,196)        (4,098,295)         (4,997,552)          (4,856,783)
                                               ---------------------------------------------------------------------------
SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares                 195,269,967        414,876,674         178,096,113          162,950,792
   Reinvested dividends                              168,849            150,378             212,777               66,833
   Cost of shares redeemed                      (201,103,688)      (426,975,015)       (185,567,585)        (153,324,382)
                                               ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from share transactions                     (5,664,872)       (11,947,963)         (7,258,695)           9,693,243
                                               ---------------------------------------------------------------------------
         Total increase (decrease) in
           net assets                             (5,673,394)       (11,956,113)         (7,258,798)           9,688,435

NET ASSETS:
   Beginning of period                            67,275,408         79,231,521          98,027,322           88,338,887
                                               ---------------------------------------------------------------------------
   End of period*                               $ 61,602,014       $ 67,275,408        $ 90,768,524         $ 98,027,322
                                               ---------------------------------------------------------------------------
                                               ---------------------------------------------------------------------------
*Includes undistributed net
   investment income of                                $  80               $  0              $  331                $ 330


       The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                         MUNICIPAL MONEY                         CASH RESERVE
                                                         MARKET PORTFOLIO                          PORTFOLIO
                                               ---------------------------------------------------------------------------
                                                   For the Year       For the Year        For the Year       For the Year
                                                  Ended June 30,     Ended June 30,      Ended June 30,     Ended June 30,
                                                      1998               1997                1998               1997
                                               ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                        $  1,700,829       $  2,534,543        $  3,441,382         $  2,436,766
   Net realized gain (loss) on
       investments                                       578             (1,475)             (3,292)                   0
                                               ---------------------------------------------------------------------------
   Net increase in net assets from
      operations                                   1,701,407          2,533,068           3,438,090            2,436,766
                                               ---------------------------------------------------------------------------
DISTRIBUTIONS:
From net investment income
   Class I                                        (1,422,183)        (2,378,120)           (997,201)            (927,206)
   Class III                                        (278,646)          (156,423)         (2,444,181)          (1,509,538)
                                               ---------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                  (1,700,829)        (2,534,543)         (3,441,382)          (2,436,744)
                                               ---------------------------------------------------------------------------
SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares                  92,913,367        136,289,737         214,585,155          132,549,772
   Reinvested dividends                              273,909            165,874           2,394,995            1,571,520
   Cost of shares redeemed                      (111,853,446)      (152,149,764)       (168,324,452)        (124,848,130)
                                               ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from share transactions                     (18,666,170)       (15,694,153)         48,655,698            9,273,162
                                               ---------------------------------------------------------------------------
         Total increase (decrease)
           in net assets                         (18,665,592)       (15,695,628)         48,652,406            9,273,184
                                               ---------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                            58,874,563         74,570,191          49,832,764           40,559,580
                                               ---------------------------------------------------------------------------
   End of period*                               $ 40,208,971       $ 58,874,563        $ 98,485,170         $ 49,832,764
                                               ---------------------------------------------------------------------------
                                               ---------------------------------------------------------------------------

*Includes undistributed net investment
   income of                                             $ 0                $ 0                $ 22                 $ 22


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO


                                                                                             CLASS I
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                1998           1997          1996            1995          1994**
                                                                ----           ----          ----            ----          ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $  17.03       $  14.12      $  12.22        $  10.53       $  10.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                             0.17           0.18          0.19            0.23           0.17
Net realized and unrealized gain on investments                   5.25           3.75          2.58            2.21           0.57
                                                              ---------------------------------------------------------------------
Total from investment operations                                  5.42           3.93          2.77            2.44           0.74
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                            (0.17)         (0.18)        (0.19)          (0.23)         (0.17)
Net realized gain                                                (0.72)         (0.84)        (0.68)          (0.52)         (0.04)
                                                              ---------------------------------------------------------------------
Total distributions                                              (0.89)         (1.02)        (0.87)          (0.75)         (0.21)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                $  21.56       $  17.03      $  14.12        $  12.22       $  10.53
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------

TOTAL RETURN+                                                    32.55%         28.83%        23.54%          24.20%          7.39%#


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $651,363       $221,136      $159,146        $114,000       $ 82,751

Ratio of expenses to average daily net assets(1)                  0.82%          0.83%         0.76%           0.47%          0.34%*

Ratio of net investment income to average net assets              0.78%          1.19%         1.40%           2.12%          1.83%*

Portfolio turnover rate                                              7%            25%           41%             33%            83%*



(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                      0.97%          0.98%         1.00%           0.99%          1.05%*


                                                                                             CLASS II
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                               1998          1997            1996**
                                                                               ----          ----            ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                         $  17.05      $  14.12        $  13.05
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                            0.10          0.13            0.09
Net realized and unrealized gain on investments                                  5.27          3.76            1.74
                                                              ---------------------------------------------------------------------
Total from investment operations                                                 5.37          3.89            1.83
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                           (0.12)        (0.12)          (0.08)
Net realized gain                                                               (0.72)        (0.84)          (0.68)
                                                              ---------------------------------------------------------------------
Total distributions                                                             (0.84)        (0.96)          (0.76)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                               $  21.58      $  17.05        $  14.12
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------

TOTAL RETURN+                                                                   32.17%***     28.48%***       14.71%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                        $ 46,863      $ 16,514        $  1,918
Ratio of expenses to average daily net assets(1)                                 1.13%         1.14%           1.06%*
Ratio of net investment income to average net assets                             0.47%         0.88%           1.10%*
Portfolio turnover rate                                                             7%           25%             41%

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                                    1.28%         1.29%           1.30%*


*    Annualized.
** Classes I and II commenced operations on August 2, 1993 and December 20, 1995, respectively.
***  Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

       The accompanying notes are an integral part of the financial statements.
                                                                              25

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)

                                                                                             CLASS III
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                1998           1997          1996            1995           1994**
                                                                ----           ----          ----            ----           ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $  16.99       $  14.11      $  12.23        $  10.51       $  10.60
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                     (0.04)          0.02          0.03            0.06           0.06
Net realized and unrealized gain (loss) on
   investments                                                    5.24           3.74          2.60            2.24          (0.05)
                                                              ---------------------------------------------------------------------
Total from investment operations                                  5.20           3.76          2.63            2.30           0.01
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                             0.00          (0.04)        (0.07)          (0.06)         (0.06)
Net realized gain                                                (0.72)         (0.84)        (0.68)          (0.52)         (0.04)
                                                              ---------------------------------------------------------------------
Total distributions                                              (0.72)         (0.88)        (0.75)          (0.58)         (0.10)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                $  21.47       $  16.99      $  14.11        $  12.23       $  10.51
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------

TOTAL RETURN+                                                    31.16%         27.44%        22.19%          22.61%          0.08%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $ 79,360       $ 50,178      $ 36,892        $ 19,363       $  2,094
Ratio of expenses to average daily net assets(1)                  1.87%          1.94%         1.87%           1.72%          1.83%*
Ratio of net investment income to average net assets             (0.28)%         0.08%         0.29%           0.87%          0.34%*
Portfolio turnover rate                                              7%            25%           41%             33%            83%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                      2.02%          2.09%         2.11%           2.26%          6.03%*

*    Annualized.
**   Class III commenced operations on December 9, 1993.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


       The accompanying notes are an integral part of the financial statements.
26

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO


                                                          CLASS I                     CLASS II                     CLASS III
                                                     ------------------------------------------------------------------------
                                                      For the Period                 For the Period           For the Period
                                                     Ended June 30,**               Ended June 30,**         Ended June 30,**
                                                     ------------------------------------------------------------------------
                                                          1998                           1998                      1998
                                                          ----                           ----                      ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $  10.00                       $  10.51                 $  10.51
                                                     ------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                        (0.03)                         (0.05)                   (0.10)
Net realized and unrealized gain on
   investments                                              0.77                           0.25                     0.23
                                                     ------------------------------------------------------------------------
Total from investment operations                            0.74                           0.20                     0.13
                                                     ------------------------------------------------------------------------
Net asset value, end of period                          $  10.74                       $  10.71                   $10.64
                                                     ------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------
TOTAL RETURN+                                               7.40%#                         1.90%#***                1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $ 37,014                       $  1,400                 $    590
Ratio of expenses to average daily net assets(1)            1.16%*                         1.52%*                   2.28%*
Ratio of net investment loss to average net assets         (0.54)%*                       (0.90)%*                 (1.65)%*
Portfolio turnover rate                                       44%*                           44%*                     44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                1.36%*                         1.72%*                   2.47%*

*    Annualized.
** Class I commenced operations on September 2, 1997 and Classes II and III commenced operations on October 2, 1997.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.




       The accompanying notes are an integral part of the financial statements.
                                                                              27

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO



                                                                                             CLASS I
                                                              --------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              --------------------------------------------------------------------
                                                                1998           1997          1996            1995          1994**
                                                                ----           ----          ----            ----          ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $   9.84       $   9.73      $   9.91        $   9.41      $  10.00
                                                              --------------------------------------------------------------------
Income from investment operations:
Net investment income                                             0.61           0.61          0.60            0.57          0.45
Net realized and unrealized gain (loss) on
   investments                                                    0.45           0.11         (0.18)           0.50         (0.57)
                                                              --------------------------------------------------------------------
Total from investment operations                                  1.06           0.72          0.42            1.07         (0.12)
                                                              --------------------------------------------------------------------
Distributions:
Net investment income                                            (0.61)         (0.61)        (0.60)          (0.57)        (0.46)
Net realized gain                                                    -              -             -               -         (0.01)
                                                              --------------------------------------------------------------------
Total distributions                                              (0.61)         (0.61)        (0.60)          (0.57)        (0.47)
                                                              --------------------------------------------------------------------
Net asset value, end of period                                $  10.29       $   9.84      $   9.73        $   9.91      $   9.41
                                                              --------------------------------------------------------------------
                                                              --------------------------------------------------------------------

TOTAL RETURN+                                                    11.02%          7.58%         4.23%          11.87%        (1.38)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $219,088       $123,184      $107,832        $ 90,574      $ 75,686
Ratio of expenses to average daily net assets (1)                 0.49%          0.49%         0.41%           0.35%         0.36%*
Ratio of net investment income to average net assets              5.98%          6.20%         5.99%           6.07%         5.07%*
Portfolio turnover rate                                             26%            56%           56%             23%           36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                      0.89%          0.89%         0.91%           0.91%         0.96%*


                                                                                             CLASS I
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                                 1998          1997          1996**
                                                                                 ----          ----          ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                           $ 9.81        $ 9.71          $10.18
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                            0.57          0.57            0.29
Net realized and unrealized gain (loss) on
   investments                                                                   0.46          0.10           (0.47)
                                                              ---------------------------------------------------------------------
Total from investment operations                                                 1.03          0.67           (0.18)
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                           (0.58)        (0.57)          (0.29)
                                                              ---------------------------------------------------------------------
Total distributions                                                             (0.58)        (0.57)          (0.29)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                                 $10.26        $ 9.81          $ 9.71
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------

TOTAL RETURN+                                                                   10.72%***      7.12%***       (1.75)%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                          $1,801        $  841          $   67
Ratio of expenses to average daily net assets(1)                                 0.84%         0.90%           0.80%*
Ratio of net investment income to average net assets                             5.63%         5.79%           5.61%*
Portfolio turnover rate                                                            26%           56%             56%

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                                    1.24%         1.30%           1.30%*


*    Annualized.
** Classes I and II commenced operations on August 2, 1993 and December 20, 1995, respectively.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

       The accompanying notes are an integral part of the financial statements.
28

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO (CONTINUED)




                                                                                             CLASS I
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                  1998           1997          1996            1995         1994**
                                                                  ----           ----          ----            ----         ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                            $ 9.82         $ 9.71        $ 9.89          $ 9.40         $10.04
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                             0.48           0.49          0.49            0.43           0.21
Net realized and unrealized gain (loss) on
   investments                                                    0.46           0.11         (0.18)           0.49          (0.62)
                                                              ---------------------------------------------------------------------
Total from investment operations                                  0.94           0.60          0.31            0.92          (0.41)
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                            (0.49)         (0.49)        (0.49)          (0.43)         (0.22)
Net realized gain                                                    -              -             -               -          (0.01)
                                                              ---------------------------------------------------------------------
Total distributions                                              (0.49)         (0.49)        (0.49)          (0.43)         (0.23)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                  $10.27         $ 9.82        $ 9.71          $ 9.89         $ 9.40
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------

TOTAL RETURN+                                                     9.72%          6.37%         3.11%          10.12%        (4.19)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                           $2,113         $2,553        $3,445          $1,916         $  923
Ratio of expenses to average daily net assets(1)                  1.67%          1.63%         1.49%           1.84%          1.82%*
Ratio of net investment income to average net assets              4.80%          5.07%         4.92%           4.58%          3.61%*
Portfolio turnover rate                                             26%            56%           56%             23%            36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     2.07%          2.03%         1.99%           3.35%         6.36%*


*    Annualized.
**   Class III commenced operations on December 2, 1993.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


       The accompanying notes are an integral part of the financial statements.
                                                                              29

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO


                                                           CLASS I                     CLASS II                     CLASS III
                                                     ----------------------------------------------------------------------------
                                                      For the Period               For the Period                For the Period
                                                     Ended June 30**,             Ended June 30,**              Ended June 30,**
                                                     ----------------------------------------------------------------------------
                                                            1998                         1998                          1998
                                                            ----                         ----                          ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $  10.00                      $  9.99                       $  9.99
                                                     ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.19                         0.18                          0.06
Net realized and unrealized gain (loss) on
   investments                                               0.02                         0.03                          0.03
                                                     ----------------------------------------------------------------------------
Total from investment operations                             0.21                         0.21                          0.09
                                                     ----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.19)                       (0.18)                        (0.06)
                                                     ----------------------------------------------------------------------------
Total distributions                                         (0.19)                       (0.18)                        (0.06)
                                                     ----------------------------------------------------------------------------
Net asset value, end of period                           $  10.02                     $  10.02                      $  10.02
                                                     ----------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------------

TOTAL RETURN+                                                2.17%#                       2.07%#***                     0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $199,872                     $    923                      $     17
Ratio of expenses to average daily net assets(1)             0.37%*                       0.65%*                        1.35%*
Ratio of net investment income to average net assets         5.87%*                       5.59%*                        4.89%*
Portfolio turnover rate                                         9%*                          9%*                           9%*

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                0.87%*                       1.16%*                        1.86%*


*    Annualized.
** Class I commenced operations on March 2, 1998, Classes II commenced operations on March 9, 1998 and Class III commenced operations on May 19, 1998.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.



       The accompanying notes are an integral part of the financial statements.
30

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO


                                                                                             CLASS I
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                                1998          1997           1996**
                                                                                ----          ----           ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                         $   9.99      $   9.71        $  10.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                            0.48          0.50            0.23
Net realized and unrealized gain (loss) on
   investments                                                                   0.32          0.28           (0.29)
                                                              ---------------------------------------------------------------------
Total from investment operations                                                 0.80          0.78           (0.06)
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                           (0.48)        (0.50)          (0.23)
                                                              ---------------------------------------------------------------------
Total distributions                                                             (0.48)        (0.50)          (0.23)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                               $  10.31      $   9.99        $   9.71
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------

TOTAL RETURN+                                                                   8.16%         8.26%           (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                        $176,884      $  8,935        $  5,925
Ratio of expenses to average daily net assets (1)                                0.31%         0.07%           0.50%*
Ratio of net investment income to average net assets                             4.71%         5.09%           4.31%*
Portfolio turnover rate                                                            15%          122%              8%*

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                                    0.85%         1.14%           1.42%*


                                                                                             CLASS II
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                                1998          1997           1996**
                                                                                ----          ----           ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                         $  10.01       $  9.73        $  10.06
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                            0.48          0.51            0.21
Net realized and unrealized gain (loss) on
   investments                                                                   0.33          0.28           (0.33)
                                                              ---------------------------------------------------------------------
Total from investment operations                                                 0.81          0.79           (0.12)
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                           (0.48)        (0.51)          (0.21)
                                                              ---------------------------------------------------------------------
Total distributions                                                             (0.48)        (0.51)          (0.21)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                               $  10.34      $  10.01        $   9.73
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------

TOTAL RETURN+                                                                    8.22%***      8.37%***       (1.25)%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                        $  8,973      $  5,941        $  1,875
Ratio of expenses to average daily
   net assets (1)                                                                0.37%         0.12%           0.49%*
Ratio of net investment income to average net assets                             4.65%         5.03%           4.32%*
Portfolio turnover rate                                                            15%          122%              8%*

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                                    0.91%         1.14%           1.42%*


*    Annualized.
** Class I commenced operations on December 15, 1995. Class II commenced operations on December 29, 1995.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


       The accompanying notes are an integral part of the financial statements.
                                                                              31

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)


                                                                                          CLASS III
                                                              ---------------------------------------------------------------------

                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------

                                                                                 1998          1997          1996**
                                                                                 ----           ----         ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                           $10.00         $9.72          $10.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                            0.45          0.50            0.19
Net realized and unrealized gain (loss) on
   investments                                                                   0.32          0.28           (0.28)
                                                              ---------------------------------------------------------------------
Total from investment operations                                                 0.77          0.78           (0.09)
Distributions:                                                ---------------------------------------------------------------------
Net investment income                                                           (0.45)        (0.50)          (0.19)
                                                              ---------------------------------------------------------------------
Total distributions                                                             (0.45)        (0.50)          (0.19)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                                 $10.32        $10.00           $9.72
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                                   7.86%         8.20%           (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                          $9,270        $5,750            $896
Ratio of expenses to average daily
   net assets (1)                                                               0.61%         0.23%          0.98%*
Ratio of net investment income to average net assets                            4.41%         4.93%          3.83%*
Portfolio turnover rate                                                           15%          122%             8%*

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                                   1.65%         1.91%          1.91%*


*    Annualized.
**   Class III commenced operations on December 15, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

       The accompanying notes are an integral part of the financial statements.
32

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO




                                                                                             CLASS I
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                  1998           1997          1996            1995           1994
                                                                  ----           ----          ----            ----           ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                            $1.00          $1.00         $1.00           $1.00          $1.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.051          0.050         0.052           0.050          0.030
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                          (0.051)        (0.050)       (0.052)         (0.050)        (0.030)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                  $1.00          $1.00         $1.00           $1.00          $1.00
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                    5.19%          5.09%         5.30%          5.10%           3.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $19,314         $6,141       $75,703         $67,377       $100,868
Ratio of expenses to average net assets (1)                      0.45%          0.37%         0.36%           0.36%          0.33%
Ratio of net investment income to average net assets             5.09%          5.01%         5.19%           5.00%          3.04%

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                    0.63%          0.55%         0.56%           0.63%          0.60%



                                                                                          CLASS III
                                                              ---------------------------------------------------------------------

                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------

                                                                                 1998          1997          1996**
                                                                                 ----          ----          ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                                            $1.00         $1.00           $1.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                           0.049         0.047           0.044
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                          (0.049)       (0.047)         (0.044)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                                  $1.00         $1.00           $1.00
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                                    5.03%         4.84%           4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                         $42,288       $61,135          $3,528
Ratio of expenses to average net assets (1)                                      0.62%         0.62%           0.62%*
Ratio of net investment income to average net assets                             4.92%         4.76%           4.93%*

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                                    0.80%         0.80%          0.82%*

 *   Annualized.
**   Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

       The accompanying notes are an integral part of the financial statements.
                                                                              33

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO




                                                                                             CLASS I
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                  1998           1997          1996            1995           1994
                                                                  ----           ----          ----            ----           ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                             $1.00          $1.00         $1.00           $1.00          $1.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.052          0.051         0.053           0.053          0.032
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                           (0.052)        (0.051)       (0.053)         (0.053)        (0.032)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                   $1.00          $1.00         $1.00           $1.00          $1.00
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                     5.37%          5.23%         5.37%           5.39%          3.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $88,255        $94,541       $88,111         $88,057        $67,854
Ratio of expenses to average net assets (1)                       0.35%          0.35%         0.33%           0.31%          0.28%
Ratio of net investment income to average net assets              5.24%          5.11%         5.28%           5.27%          3.18%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                      0.52%          0.53%         0.53%           0.58%          0.55%


                                                                                          CLASS III
                                                              ---------------------------------------------------------------------

                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------

                                                                                 1998          1997          1996**
                                                                                 ----          ----          ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                                            $1.00         $1.00           $1.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                           0.049         0.048           0.044
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                          (0.049)       (0.048)         (0.044)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                                  $1.00         $1.00           $1.00
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                                    5.05%         4.91%           4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                          $2,513        $3,486            $228
Ratio of expenses to average net assets (1)                                      0.65%         0.65%           0.65%*
Ratio of net investment income to average net assets                             4.94%         4.81%           4.96%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                                     0.82%         0.83%           0.85%*


 *   Annualized.
**   Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

       The accompanying notes are an integral part of the financial statements.
34

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO


                                                                                             CLASS I
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                  1998           1997          1996            1995           1994
                                                                  ----           ----          ----            ----           ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                             $1.00          $1.00         $1.00           $1.00          $1.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.033          0.033         0.035           0.034          0.024
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                           (0.033)        (0.033)       (0.035)         (0.034)        (0.024)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                   $1.00          $1.00         $1.00           $1.00          $1.00
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                     3.33%          3.32%         3.52%           3.48%          2.40%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $36,279        $45,988       $71,665         $94,078        $76,231
Ratio of expenses to average net assets (1)                       0.38%          0.35%         0.32%           0.30%          0.28%
Ratio of net investment income to average net assets              3.28%          3.25%         3.50%           3.44%          2.39%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                      0.56%          0.53%         0.52%           0.57%          0.55%


                                                                                          CLASS III
                                                              ---------------------------------------------------------------------

                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------

                                                                                 1998          1997          1996**
                                                                                 ----          ----          ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                                            $1.00         $1.00           $1.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                           0.030         0.030           0.030
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                          (0.030)       (0.030)         (0.030)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                                  $1.00         $1.00           $1.00
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                                    3.06%         3.03%           3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                          $3,929       $12,886          $2,905
Ratio of expenses to average net assets (1)                                      0.63%         0.62%           0.58%*
Ratio of net investment income to average net assets                             3.03%         2.98%           3.24%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                                     0.81%         0.79%           0.78%*


*    Annualized.
**   Class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


       The accompanying notes are an integral part of the financial statements.
                                                                              35

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO




                                                                                             CLASS I
                                                              ---------------------------------------------------------------------
                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------
                                                                            1998         1997         1996         1995**
                                                                            ----         ----         ----         ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                                       $1.00        $1.00        $1.00          $1.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                      0.053        0.051        0.053          0.042
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                     (0.053)      (0.051)      (0.053)        (0.042)
                                                              ---------------------------------------------------------------------
Net asset value, end of period                                             $1.00        $1.00        $1.00          $1.00
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                               5.46%        5.23%        5.39%          4.27%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                    $40,242      $14,241      $16,369        $15,460
Ratio of expenses to average net assets (1)                                 0.36%        0.40%        0.42%          0.43%*
Ratio of net investment income to average net assets                        5.33%        5.13%        5.22%          5.48%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                                0.54%        0.57%        0.61%          0.70%*


                                                                                          CLASS III
                                                              ---------------------------------------------------------------------

                                                                                    For the Year Ended June 30,
                                                              ---------------------------------------------------------------------

                                                                                 1998          1997          1996**
                                                                                 ----          ----          ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                                            $1.00         $1.00           $1.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                                           0.051         0.049           0.047
                                                              ---------------------------------------------------------------------
Distributions:
Net investment income                                                          (0.051)       (0.049)         (0.047)
                                                              ---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $1.00         $1.00           $1.00
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------
TOTAL RETURN+                                                                    5.21%         5.00%           4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                         $58,243       $35,592         $24,190
Ratio of expenses to average net assets (1)                                      0.60%         0.64%           0.62%*
Ratio of net investment income to average net assets                             5.09%         4.88%           5.02%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                                     0.77%         0.82%           0.81%*

 *   Annualized.
** Classes I and III commenced operations on September 26, 1994 and July 28, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

       The accompanying notes are an integral part of the financial statements.
36

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has nine active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

Each Portfolio may offer three classes of shares (Class I, Class II and Class
III). As of June 30, 1998, Class II shares have not been issued for the Money Market Portfolios. Each Class of shares has equal rights as to earnings, assets and voting privileges except that each Class bears different distribution, shareholder service, transfer agent/fund accounting and blue sky expenses. Each Class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plans and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon their relative net assets or dividend assets.

SECURITY VALUATION:

GROWTH & INCOME, CAPITAL APPRECIATION, BOND, INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Intermediate Bond, Tennessee Tax-Free and Municipal Money Market Portfolios, accretion of market discount represents unrealized gain until realized at the time of security
disposition or maturity.   For the Intermediate Bond Portfolio, amortization of
market premium represents unrealized loss until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid monthly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles for the year ended June 30, 1998. For the year ended June 30, 1998, the effects of certain differences due to net paydown losses and market discount reclasses were reclassified. The Bond Portfolio reflected a decrease in undistributed net investment income and an increase in accumulated net realized gain on investments of $33,667. The Intermediate Bond Portfolio increased undistributed net investment income by $135,015 and decreased accumulated net realized gain on

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

investments by $135,015. The Tennessee Tax-Free Portfolio increased undistributed net investment income by $31,311 and decreased accumulated net realized gain on investments by $31,311. The calculation of net investment income in the Financial Highlights excludes these adjustments.

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST


                                             GROWTH & INCOME PORTFOLIO                         CAPITAL APPRECIATION PORTFOLIO
                              ------------------------------------------------------------------------------------------------------
                                             For the Year Ended June 30,                       For the Period Ended June 30,
                                            1998                         1997                               1998
                              ------------------------------------------------------------------------------------------------------
Dollars issued and redeemed:
     Class I:*
       Issued                          $86,107,454                   $28,624,247                        $36,806,365
       Conversion (Note 6)             336,944,637                             0                                  0
       Distributions reinvested         11,495,391                    11,375,774                                  0
       Redeemed                        (84,830,917)                  (14,039,927)                          (664,722)
                              ------------------------------------------------------------------------------------------------------
   Net increase                       $349,716,565                   $25,960,094                        $36,141,643
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------
     Class II:**
       Issued                          $28,599,520                   $13,350,241                         $1,442,812
       Distributions reinvested          1,190,189                       353,865                                  0
       Redeemed                         (5,829,163)                     (659,970)                           (90,116)
                              ------------------------------------------------------------------------------------------------------
   Net increase                        $23,960,546                   $13,044,136                         $1,352,696
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------
     Class III:**
       Issued                          $22,344,728                    $9,999,767                           $738,392
       Distributions reinvested          2,197,401                     2,300,909                                  0
       Redeemed                         (9,658,177)                   (7,010,235)                          (193,023)
                              ------------------------------------------------------------------------------------------------------
   Net increase                        $14,883,952                    $5,290,441                           $545,369
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------

Shares issued and redeemed:
     Class I:*
       Issued                            4,294,210                     1,875,264                          3,510,847
       Conversion (Note 6)              16,404,315                             0                                  0
       Distributions reinvested            597,853                       754,234                                  0
       Redeemed                         (4,074,239)                     (919,542)                           (63,893)
                              ------------------------------------------------------------------------------------------------------
   Net increase                         17,222,139                     1,709,956                          3,446,954
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------
     Class II:**
       Issued                            1,425,388                       850,780                            139,460
       Distributions reinvested             61,918                        23,380                                  0
       Redeemed                           (284,427)                      (41,752)                            (8,694)
                              ------------------------------------------------------------------------------------------------------
   Net increase                          1,202,879                       832,408                            130,766
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------
     Class III:**
       Issued                            1,117,289                       647,961                             73,185
       Distributions Reinvested            114,866                       152,701                                  0
       Redeemed                           (489,406)                     (461,201)                           (17,704)
                              ------------------------------------------------------------------------------------------------------
   Net increase                            742,749                       339,461                             55,481
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------


 *Capital Appreciation Portfolio Class I commenced operations on September 2, 1997.
**Capital Appreciation Portfolio Class II and III commenced operations on October 2, 1997.



                                        BOND                               INTERMEDIATE BOND             TENNESSEE TAX-FREE
                                     PORTFOLIO                                PORTFOLIO                      PORTFOLIO
                              ------------------------------------------------------------------------------------------------------
                                   For the Year Ended June 30,        For the Period Ended June 30,      For the Year Ended June 30,
                                   1998                   1997                     1998                  1998                 1997
                              ------------------------------------------------------------------------------------------------------
Dollars issued and redeemed:
     Class I:*
       Issued                      $46,340,246          $17,022,861            $28,713,805           $33,623,138       $7,234,437
       Conversion (Note 6)          48,681,990                    0            184,904,888           148,766,645                0
       Distributions reinvested      7,380,447            6,594,162              1,616,030                40,522           19,739
       Redeemed                    (13,222,635)          (9,607,777)           (15,726,975)          (14,953,896)      (4,456,397)
                              ------------------------------------------------------------------------------------------------------
   Net increase                    $89,180,048          $14,009,246           $199,507,748          $167,476,409       $2,797,779
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------
     Class II:**
       Issued                       $2,812,425             $770,186               $906,154            $3,978,499       $4,505,744
       Distributions reinvested         76,219               28,502                 13,622               256,834          141,816
       Redeemed                     (1,986,006)             (25,432)                     0            (1,411,935)        (680,046)
                              ------------------------------------------------------------------------------------------------------
   Net increase                       $902,638             $773,256               $919,776            $2,823,398       $3,967,514
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------
     Class III:***
       Issued                         $498,198             $140,469                $16,681            $8,633,091       $5,295,697
       Distributions reinvested        105,985              134,918                     61               223,736           93,467
       Redeemed                     (1,152,367)          (1,200,058)                     0            (5,503,283)        (619,208)
                              ------------------------------------------------------------------------------------------------------
   Net increase (decrease)           $(548,184)           $(924,671)               $16,742            $3,353,544       $4,769,956
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------

Shares issued and redeemed:
     Class I:*
       Issued                        4,572,530            1,746,590              2,872,017             3,276,947          733,904
       Conversion (Note 6)           4,782,121                    0             18,490,489            14,429,355                0
       Distributions reinvested        727,742              673,294                161,641                 3,956            1,999
       Redeemed                     (1,308,146)            (981,496)            (1,573,067)           (1,455,374)        (451,365)
                              ------------------------------------------------------------------------------------------------------
   Net increase                      8,774,247            1,438,388             19,951,080            16,254,884          284,538
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------
     Class II:**
       Issued                          278,620               78,480                 90,798               387,208          455,421
       Distributions reinvested          7,526                2,913                  1,362                25,004           14,328
       Redeemed                       (196,406)              (2,590)                     0              (137,427)         (69,180)
                              ------------------------------------------------------------------------------------------------------
   Net Increase                         89,740               78,803                 92,160               274,785          400,569
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------
     Class III:***
       Issued                           49,250               14,410                  1,665               840,009          535,937
       Distributions Reinvested         10,482               13,810                      6                21,795            9,446
       Redeemed                       (113,964)            (122,936)                     0              (538,938)         (62,659)
                              ------------------------------------------------------------------------------------------------------
   Net Increase (decrease)             (54,232)             (94,716)                 1,671               322,866          482,724
                              ------------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------------


  *Intermediate Bond Portfolio Class I commenced operations on March 2, 1998.
 **Intermediate Bond Portfolio Class II commenced operations on March 9, 1998.
***Intermediate Bond Portfolio Class III commenced operations on May 19, 1998.



                                   U.S. TREASURY MONEY MARKET PORTFOLIO                U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                ----------------------------------------------------------------------------------------------------
                                        For the Year Ended June 30,                          For the Year Ended June 30,
                                          1998                1997                        1998                        1997
                                ----------------------------------------------------------------------------------------------------
Shares/Dollars issued and
 redeemed:
     Class I:
       Issued                          $28,322,040        $288,035,908                  $149,805,484              $148,660,358
       Distributions reinvested              4,022               1,910                           351                     2,235
       Redeemed                        (15,151,653)       (357,592,644)                 (156,091,631)             (142,227,950)
                                ----------------------------------------------------------------------------------------------------
   Net increase (decrease)             $13,174,409        $(69,554,826)                  $(6,285,796)               $6,434,643
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
     Class III:
       Issued                         $166,947,927        $126,840,766                   $28,290,629               $14,290,434
       Distributions reinvested            164,827             148,468                       212,426                    64,598
       Redeemed                       (185,952,035)        (69,382,371)                  (29,475,954)              (11,096,432)
                                ----------------------------------------------------------------------------------------------------
   Net increase (decrease)            $(18,839,281)        $57,606,863                     $(972,899)               $3,258,600
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------


                                      MUNICIPAL MONEY MARKET PORTFOLIO                          CASH RESERVE PORTFOLIO
                                ----------------------------------------------------------------------------------------------------
                                         For the Year Ended June 30,                          For the Year Ended June 30,
                                          1998                1997                          1998                      1997
                                ----------------------------------------------------------------------------------------------------
Shares/Dollars issued and
  redeemed:
     Class I:
       Issued                          $78,625,128        $110,038,524                    75,241,145               $32,622,397
       Distributions reinvested                159               1,233                             0                         1
       Redeemed                        (88,334,438)       (135,715,106)                  (49,239,160)              (34,750,381)
                                ----------------------------------------------------------------------------------------------------
   Net increase (decrease)             $(9,709,151)       $(25,675,349)                  $26,001,985               $(2,127,983)
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
     Class III:
       Issued                          $14,288,239         $26,251,213                   139,344,010               $99,927,375
       Distributions reinvested            273,750             164,641                     2,394,995                 1,571,519
       Redeemed                        (23,519,008)        (16,434,658)                 (119,085,292)              (90,097,749)
                                ----------------------------------------------------------------------------------------------------
   Net increase (decrease)             $(8,957,019)         $9,981,196                   $22,653,713               $11,401,145
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------



3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, Growth & Income Portfolio, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio each pay First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55%, .50% and .50% respectively, of its average net assets. For managing its investment and business affairs, each of the Money Market Portfolios pays First Tennessee its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Investment Advisers, Inc. ("IAI") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay IAI monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million.

For the Growth & Income and Bond Portfolios, Highland Capital Management Corp. ("Highland") serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin") serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corp. Martin is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .30% of Intermediate Bond Portfolio's average net assets and .30% of Tennessee Tax-Free Portfolio's average net assets.

For the Money Market Portfolios, BlackRock Institutional Management Corporation ("BlackRock") (formerly PNC Institutional Management Corporation) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BlackRock is a wholly-owned subsidiary of PNCBank National Association. BlackRock is paid by First

Tennessee a monthly sub-advisory fee at the annual rate of .08% of each Portfolio's average net assets through $500 million, .06% of the next $500 million, and .05% of net assets greater than $1 billion.

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. serves as Administrator and Distributor for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include distribution services, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .075% of average net assets and, from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, and .25% of the average net assets of Class III of each of the Money Market Portfolios. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios under which Investment Professionals are paid at the annual rate of .25% of each Class' average net assets for shareholder services and account maintenance.

5.  WAIVER OF FEES

GROWTH & INCOME AND BOND PORTFOLIOS:
For the year ended June 30, 1998, First Tennessee voluntarily agreed to waive its management fee for the Growth & Income and Bond Portfolios to .50% and .15% of average net assets, respectively. Pursuant to the voluntary waiver agreement, for the year ended June 30, 1998, First Tennessee waived management fees of $731,335 and $645,280 for the Growth & Income and Bond Portfolios, respectively.

CAPITAL APPRECIATION AND INTERMEDIATE BOND PORTFOLIOS:
Since each Portfolio's inception, First Tennessee has voluntarily agreed to waive its entire management fee. Pursuant to this voluntary waiver agreement, for the period ended June 30, 1998, First Tennessee waived management fees of $32,970 and $320,973 for the Capital Appreciation and Intermediate Bond Portfolios, respectively.

From the inception of the Capital Appreciation Portfolio through September 30, 1997, ALPS waived its entire administrative fee. For the next six months of Portfolio operations, ALPS has waived its administration fee to .075% on the first $20 million of average net assets in the Portfolio, .1125% on the next $5 million and .15% of the average net assets in excess of $25 million. Pursuant to this waiver agreement, for the period ended June 30, 1998, ALPS waived administration fees of $10,780.

For the first six months of operations for the Intermediate Bond Portfolio, ALPS is waiving its administration fee to .075% of the first $20 million of average net assets in the Portfolio, .1125% on the next $5 million and .15% of the average net assets in excess of $25 million. Pursuant to this waiver agreement for the period ended June 30, 1998, ALPS waived administration fees of $5,595.

TENNESSEE TAX-FREE PORTFOLIO:
Since the Portfolio's inception, First Tennessee, as Investment Adviser, has voluntarily agreed to waive its entire management fee.

For the year ended June 30, 1998, the 12b-1 fee charged by Class III of the Tennessee Tax-Free Portfolio was waived to .50% of average net assets.

For the period from July 1, 1997 through March 31, 1998, ALPS voluntarily agreed to waive its administration fee to 0.05% of average net assets.

For the year ended June 30, 1998, ALPS agreed to voluntarily reimburse Class III of the Tennessee Tax-Free Portfolio for half of the 0.50% 12b-1 fee charged by that Class or 0.25% of that Class' average net assets.

Pursuant to the voluntary waiver and reimbursement agreements, for the year ended June 30, 1998, fees were waived and reimbursed for the Tennessee Tax-Free Portfolio as follows:


          Management fees waived             $ 398,898
          Administration fees waived         $  32,146
          Reimbursement by administrator     $  15,046
          12b-1 fees waived                  $  15,046


MONEY MARKET PORTFOLIOS:
For the year ended June 30, 1998, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by each of the Money Market Portfolios so that each Money Market Portfolio pays .10% and .025%, respectively, of its average net assets. For the year ended June 30, 1998, the expense waivers were as follows:


                                         Management Fee   Co-Administration Fee
                                         --------------   ---------------------
          U.S. Treasury Money Market     $82,799          $13,800
          U.S. Government Money Market   $143,353         $23,892
          Municipal Money Market         $78,915          $13,153
          Cash Reserve                   $100,095         $16,682


6.  CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS

On March 2, 1998, the Growth & Income Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Stock - Total Return Fund, the Common Stock - Stable Value Fund and the Common Trust Fund 1 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.


          Shares issued                    11,062,850
          Net assets acquired           $ 227,230,934
          Net asset value                     $ 20.54
          Unrealized appreciation        $ 83,270,056


On March 2, 1998, the Growth & Income Portfolio issued shares in a taxable conversion to acquire the net assets of the Pooled Equity Fund and the Common Trust Fund 3 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired and net asset value per share. Because the conversion was taxable, no unrealized appreciation was acquired.


          Shares issued                     5,341,465
          Net assets acquired           $ 109,713,703
          Net asset value                     $ 20.54


On March 2, 1998, the Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Total Return Fund of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.


          Shares issued                     4,782,121
          Net assets acquired            $ 48,681,990
          Net asset value                     $ 10.18
          Unrealized appreciation         $ 2,173,653


On March 2, 1998, the Intermediate Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Stable Value Fund, the Pooled Intermediate Bond Fund, the Common Trust Fund 2 and the Common Trust Fund 4 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.


          Shares issued                    18,490,489
          Net assets acquired           $ 184,904,888
          Net asset value                     $ 10.00
          Unrealized appreciation         $ 1,914,289


On March 2, 1998, the Tennessee Tax-Free Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Tax-Exempt - Total Return Fund, the Common Tax-Exempt - Stable Value Fund and the Common Trust Fund 5 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.


          Shares issued                    14,429,355
          Net assets acquired           $ 148,766,645
          Net asset value                     $ 10.31
          Unrealized appreciation         $ 5,930,274


7.  OTHER

As of June 30, 1998, one shareholder owned 19% of the Growth & Income Portfolio, 92% of the Capital Appreciation Portfolio and 50% of the Bond Portfolio. Additionally, as of June 30, 1998, one shareholder owned 16% of the U.S. Treasury Money Market Portfolio, one shareholder owned 11% of the Municipal Money Market Portfolio and two shareholders owned 62% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $6,000 and an additional fee for each Trustee's meeting attended.

A proposal to approve a Sub-Advisory Agreement for the Tennessee Tax-Free Portfolio (the "Portfolio") between First Tennessee Bank National Association, the Portfolio's investment adviser, and its affiliate, Martin & Company, Inc., acting as sub-adviser, was passed by the required majority of shareholders of the Portfolio at a Special Shareholders meeting held on February 27, 1998 for the purpose of voting on the proposal. 2,360,540 shares were voted for the proposal, 4,955 against and 28,098 shares abstained from voting.



                                                FIRST                370 SEVENTEENTH STREET
                                                FUNDS                SUITE 3100
                                                                     DENVER, COLORADO 80202
                                                                     WWW.FIRSTFUNDS.COM

INVESTMENT ADVISER - ALL PORTFOLIOS EXCEPT              TRANSFER AND SHAREHOLDER SERVICING
CAPITAL APPRECIATION PORTFOLIO                          AGENT

First Tennessee Bank National Association               Chase Global Funds Services Company
  Memphis, Tennessee                                      Boston, Massachusetts

CO-INVESTMENT ADVISERS - CAPITAL APPRECIATION           CUSTODIAN
PORTFOLIO
                                                        Chase Manhattan Bank, N.A.
First Tennessee Bank National Association                 New York, New York
  Memphis, Tennessee
                                                        OFFICERS
Investment Advisers, Inc.
  Minneapolis, Minnesota                                Richard C. Rantzow, President
                                                        James Hyatt, Secretary
SUB-ADVISER - MONEY MARKET PORTFOLIOS                   Jeremy May, Treasurer

BlackRock Institutional Management Corporation          TRUSTEES
  Wilmington, Delaware
                                                        Thomas M. Batchelor
SUB-ADVISER - GROWTH & INCOME AND BOND                  John A. DeCell
PORTFOLIOS                                              L.R. Jalenak, Jr.
                                                        Larry W. Papasan
Highland Capital Management Corporation                 Richard C. Rantzow
  Memphis, Tennessee

SUB-ADVISER - INTERMEDIATE BOND AND TENNESSEE
TAX-FREE PORTFOLIOS

Martin & Company, Inc.
  Knoxville, Tennessee

ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc.
  Denver, Colorado

CO-ADMINISTRATOR

First Tennessee Bank National Association
  Memphis, Tennessee



                                     [LOGO]                       [LOGO]
NOT FDIC INSURED